UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Annual Report

March 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2021

Eaton Vance

Limited Duration Income Fund

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period ended March 31, 2021 began, the COVID-19 pandemic led to a “flight to quality” that sparked a brief fixed-income market rally. It also ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets, along with equity markets, declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020, along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These actions helped calm investment markets and reinforced the fixed-income rally that began in April and lasted through most of the summer.

Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of what had become known as COVID-19 and the consequences for the nascent economic recovery. In the fourth quarter 2020, positive vaccine news and ongoing policy support lifted investor sentiment, producing broad gains in risk markets and adding to positive returns from the second and third quarters of the year.

In the fourth quarter, the Fed held rates steady and continued its asset purchase program. Overseas, major central banks also held rates low, and the European Central Bank and Bank of England increased the sizes of their bond-buying programs. France and Japan, among others, unveiled new COVID-19 aid packages. After prolonged negotiations, the U.S. Congress passed a $900-billion economic stimulus package in the final days of 2020.

For the period as a whole, most fixed-income asset classes delivered modestly positive returns. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 0.71% during the period and the ICE BofA U.S. Mortgage-Backed Securities Index returned 0.10% during the same period. Although several asset classes delivered outsized returns over the period — the ICE BofA U.S. High Yield Index returned 23.31% and the S&P/LSTA Leveraged Loan Index, a broad measure of floating-rate loans, returned 20.71% — those returns became more moderate in the final months of the period amid building concern that a new round of federal stimulus and an upsurge in economic growth could start fueling inflation and push rates higher.

Fund Performance

For the fiscal year ended March 31, 2021, Eaton Vance Limited Duration Income Fund (the Fund) had a total return of 27.62% at net asset value of its common shares (NAV). By comparison, the blended benchmark of 33.33% S&P/LSTA Leveraged Loan Index (Loan Index), 33.34% ICE BofA U.S. Mortgage-Backed Securities Index (MBS Index) and 33.33% ICE BofA B U.S. High Yield Index (High Yield Index) (the “Blended Index”) returned 13.91% for the same 12-month period.

For the Fund’s benchmark allocations, investments in floating-rate corporate loans was a relative contributor to the Fund’s performance, as this allocation outperformed the Loan Index during the 12-month period. In particular, the Fund’s modest allocation to collateralized loan obligations (CLOs) contributed to performance relative to the Loan Index, as CLOs’ prices rose during the 12-month period. The Loan Index does not include CLOs. Additionally, loan selection in the financial intermediaries, home furnishings and cable & satellite television industries aided relative performance to the Loan Index. On the other hand, underweights to the volatile oil & gas and retailers segments — and selection within those industries — detracted from the Fund’s performance versus the Loan Index.

The Fund’s exposure to mortgage-backed securities (MBS) had a positive contribution to Fund performance versus the MBS Index during the 12-month period, as the Fund’s MBS sleeve outperformed the MBS Index. In the agency MBS market, record low mortgage rates sparked a wave of refinancing activity, which led to a spike in supply of new MBS. The extremely hot U.S. housing market further exacerbated the glut of MBS supply. Thankfully, the Fed asset purchase program, which includes substantial purchases of agency MBS, served as an offsetting source of demand. Agency MBS spreads are likely to remain well supported by the Fed’s program for the foreseeable future.

The Fund’s allocation to high-yield corporate bonds had a positive contribution to the Fund’s performance relative to the High Yield Index as this portion of the Fund’s portfolio outperformed the High Yield Index. From a sector perspective, credit selection in the energy, services and leisure sectors contributed the most to the Fund’s relative performance versus the High Yield Index, while underweight positions in the food, beverage & tobacco and containers sectors were also additive to Fund performance relative to the High Yield Index. Exposure to lower quality, CCC rated securities, along with a small

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1 — continued

allocation to bonds rated below CCC, helped the Fund’s relative performance to the High Yield Index. Meanwhile, overweights to the health care, cable & satellite TV and utilities sectors detracted from the Fund’s High Yield Index-relative performance. Furthermore, security selection in the health care, gaming and utilities sectors negatively impacted the Fund’s relative performance to the High Yield Index. An exposure to higher quality, BB rated high yield bonds, as well as bonds rated single-B, hurt the Fund’s performance relative to the High Yield Index.

For the Fund’s out-of-benchmark exposures, investment-grade corporate bonds, commercial MBS and emerging market debt, as well as European high-yield bonds and floating-rate loans, all contributed to the Fund’s performance during the 12-month period relative to the blended benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Performance3,4

Portfolio Managers Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley G. Baccei

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	05/30/2003	27.62%	6.87%	6.03%
Fund at Market Price	—	32.25	7.41	5.89

Blended Index	—	13.91%	5.18%	4.38%

% Premium/Discount to NAV[5]

				–6.86%

Distributions[6]

Total Distributions per share for the period				$1.200
Distribution Rate at NAV				8.85%

Distribution Rate at Market Price				9.50

% Total Leverage[7]

Auction Preferred Shares (APS)				9.15%
Borrowings				24.14

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Fund Profile

Asset Allocation (% of total investments)8

MBS refers to Mortgage-Backed Securities

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Limited Duration Income Fund

March 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks2

The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).

In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans and high-yield debt securities. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.

Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment grade bonds and senior loans in such a manner that the Fund has an average dollar-weighted portfolio quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.

The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. The total amount of the Fund’s outstanding forward commitments to purchase and sell generic U.S. government agency MBS may not exceed 10% of the Fund’s total net assets or 50% of the Fund’s MBS holdings. The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject

See Endnotes and Additional Disclosures in this report.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks2 — continued

to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation date. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part

See Endnotes and Additional Disclosures in this report.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks2 — continued

because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s common shares may be less than the public offering price.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the

See Endnotes and Additional Disclosures in this report.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks2 — continued

inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Potential Conflicts of Interest. As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. If confidential or material non-public information regarding an investment or potential investment opportunity becomes available to the investment adviser, the investment adviser may be precluded from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, as well as the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, as applicable, the fulfillment of which may not be in the best interests of a Fund or its shareholders. Certain Affiliated Investment Accounts may have investment objectives that overlap with those of a Fund and/or may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser, the investment adviser has implemented allocation policies and procedures.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may be contrary to the Fund’s best interests and/or the best interests of any of its investments.

General Process for Potential Conflicts. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[3]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[5]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up- to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.

[7]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[8]	Asset Allocation as a percentage of the Fund’s net assets amounted to 155.1%.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below- investment grade U.S. corporate bonds. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

For purposes of the Fund’s rating restrictions, ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the

10

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Endnotes and Additional Disclosures — continued

ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

Effective November 1, 2020, the Fund is managed by Catherine C. McDermott, Andrew Szczurowski, Eric A. Stein and Kelley G. Baccei.

11

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments

Asset-Backed Securities — 7.8%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd., Series 2018-1A, Class E, 6.224%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	$1,000	$976,332

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.151%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	500	487,363

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.375%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000	1,824,682

Ares LII CLO, Ltd., Series 2019-52A, Class E, 6.772%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(2)	1,000	992,019

Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 7.073%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	2,000	1,977,992

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.941%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	2,000	1,925,730

Bain Capital Credit CLO, Ltd., Series 2017-2A, Class E, 6.568%, (3 mo. USD LIBOR + 6.35%), 7/25/30(1)(2)	2,000	1,924,194

Bardot CLO, Ltd., Series 2019-2A, Class E, 7.172%, (3 mo. USD LIBOR + 6.95%), 10/22/32(1)(2)	1,850	1,853,689

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.923%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	3,000	2,949,408

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class E, 6.841%, (3 mo. USD LIBOR + 6.60%), 7/15/32(1)(2)	3,000	3,000,159

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class E, 7.141%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)	4,500	4,467,519

BlueMountain CLO XXIV, Ltd.:

Series 2019-24A, Class E, 6.984%, (3 mo. USD LIBOR + 6.76%), 4/20/31(1)(2)	1,000	981,679

Series 2019-24A, Class ER, 4/20/34(1)(3)	1,000	999,394

BlueMountain CLO XXV, Ltd., Series 2019-25A, Class E, 6.941%, (3 mo. USD LIBOR + 6.70%), 7/15/32(1)(2)	4,500	4,445,235

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class E, 7.924%, (3 mo. USD LIBOR + 7.70%), 10/20/32(1)(2)	6,500	6,524,206

BlueMountain CLO, Ltd.:

Series 2016-3A, Class ER, 6.144%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	2,000	1,799,546

Series 2018-1A, Class E, 6.155%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	1,000	920,502

Canyon Capital CLO, Ltd.:

Series 2016-2A, Class ER, 6.241%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	3,350	3,136,692

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.: (continued)

Series 2019-2A, Class E, 7.391%, (3 mo. USD LIBOR + 7.15%), 10/15/32(1)(2)	$1,000	$1,000,773

Carlyle CLO 17, Ltd., Series C17A, Class DR, 6.205%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	1,750	1,644,223

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.734%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	2,000	1,845,394

Series 2014-4RA, Class D, 5.891%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	1,250	1,100,746

Series 2015-5A, Class DR, 6.924%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	1,000	932,369

Cedar Funding X CLO, Ltd., Series 2019-10A, Class E, 7.224%, (3 mo. USD LIBOR + 7.00%), 10/20/32(1)(2)	1,500	1,500,171

Dryden Senior Loan Fund:

Series 2015-41A, Class ER, 5.541%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	2,000	1,877,226

Series 2016-42A, Class ER, 5.791%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	1,000	954,644

FOCUS Brands Funding, LLC, Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	1,559	1,571,977

Fort Washington CLO, Ltd., Series 2019-1A, Class E, 7.474%, (3 mo. USD LIBOR + 7.25%), 10/20/32(1)(2)	1,500	1,501,812

Galaxy XIX CLO, Ltd., Series 2015-19A, Class D2R, 7.218%, (3 mo. USD LIBOR + 7.00%), 7/24/30(1)(2)	1,600	1,545,614

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.886%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	3,275	3,148,841

Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 5.474%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,100	1,022,267

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 6.168%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	948,452

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 5.974%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000	2,713,539

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	4,550	4,554,177

Madison Park Funding XVII, Ltd., Series 2015-17A, Class ER, 6.724%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,000	1,959,050

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.491%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(2)	1,500	1,501,146

Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class E, 6.791%, (3 mo. USD LIBOR + 6.55%), 7/15/32(1)(2)	5,500	5,503,806

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Magnetite XXII, Ltd., Series 2019-22A, Class E, 6.991%, (3 mo. USD LIBOR + 6.75%), 4/15/31(1)(2)	$1,500	$1,500,845

Magnetite XXIV, Ltd., Series 2019-24A, Class E, 7.191%, (3 mo. USD LIBOR + 6.95%), 1/15/33(1)(2)	3,000	3,012,927

MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(1)	208	208,633

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.283%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	1,500	1,475,112

Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 6.394%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000	1,999,968

Neuberger Berman Loan Advisers CLO 31, Ltd.:

Series 2019-31A, Class E, 6.974%, (3 mo. USD LIBOR + 6.75%), 4/20/31(1)(2)	1,000	1,000,615

Series 2019-31A, Class ER, 4/20/31(1)(3)	1,000	1,000,000

Neuberger Berman Loan Advisers CLO 33, Ltd., Series 2019-33A, Class E, 7.026%, (3 mo. USD LIBOR + 6.80%), 10/16/32(1)(2)	2,250	2,255,193

Oaktree CLO, Ltd., Series 2019-3A, Class E, 6.994%, (3 mo. USD LIBOR + 6.77%), 7/20/31(1)(2)	3,625	3,483,197

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 6.073%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	2,000	1,942,728

Series 2018-2A, Class D, 5.826%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	1,000	967,902

Series 2019-1A, Class D, 7.194%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(2)	2,000	2,007,538

Regatta IX Funding, Ltd., Series 2017-1A, Class E, 6.223%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	450	435,799

Regatta XII Funding, Ltd., Series 2019-1A, Class E, 7.091%, (3 mo. USD LIBOR + 6.85%), 10/15/32(1)(2)	2,000	2,004,668

Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 6.191%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	2,000	1,891,090

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.168%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	954,282

Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 7.241%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	1,800	1,801,100

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.924%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	6,000	6,007,062

Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 6.474%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	1,000	907,719

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 6.994%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	$575	$542,606

Voya CLO, Ltd.:

Series 2015-3A, Class DR, 6.424%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	3,000	2,794,665

Series 2016-3A, Class DR, 6.303%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	1,400	1,263,326

Series 2019-4A, Class E, 7.721%, (3 mo. USD LIBOR + 7.48%), 1/15/33(1)(2)	3,000	3,024,228

Wellfleet CLO, Ltd., Series 2020-1A, Class D, 7.481%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	2,000	1,968,828

Total Asset-Backed Securities (identified cost $123,572,290)		$122,462,599

Closed-End Funds — 1.6%
Security	Shares	Value

BlackRock Corporate High Yield Fund, Inc.	2,188,579	$25,693,918

Total Closed-End Funds (identified cost $26,361,519)		$25,693,918

Collateralized Mortgage Obligations — 12.7%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 24, Class J, 6.25%, 11/25/23	$86	$91,046

Series 1497, Class K, 7.00%, 4/15/23	67	70,258

Series 1529, Class Z, 7.00%, 6/15/23	127	134,127

Series 1620, Class Z, 6.00%, 11/15/23	75	78,992

Series 1677, Class Z, 7.50%, 7/15/23	65	68,751

Series 1702, Class PZ, 6.50%, 3/15/24	836	891,471

Series 2113, Class QG, 6.00%, 1/15/29	292	326,647

Series 2122, Class K, 6.00%, 2/15/29	59	66,210

Series 2130, Class K, 6.00%, 3/15/29	40	44,858

Series 2167, Class BZ, 7.00%, 6/15/29	49	54,764

Series 2182, Class ZB, 8.00%, 9/15/29	462	529,200

Series 2198, Class ZA, 8.50%, 11/15/29	488	556,485

Series 2458, Class ZB, 7.00%, 6/15/32	564	662,934

Series 3762, Class SH, 9.77%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(4)	600	704,630

Series 4097, Class PE, 3.00%, 11/15/40	384	386,703

Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,388,629

Series 4273, Class SP, 11.693%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(4)	503	680,201

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4337, Class YT, 3.50%, 4/15/49	$1,407	$1,407,379

Series 4452, Class ZJ, 3.00%, 11/15/44	3,232	3,238,124

Series 4594, Class FM, 1.115%, (1 mo. USD LIBOR + 1.00%), 6/15/46(2)	207	205,147

Series 4608, Class TV, 3.50%, 1/15/55	3,603	3,622,023

Series 4637, Class CU, 3.00%, 8/15/44	1,959	1,985,061

Series 4637, Class QF, 1.115%, (1 mo. USD LIBOR + 1.00%), 4/15/44(2)	3,466	3,329,221

Series 4639, Class KF, 1.415%, (1 mo. USD LIBOR + 1.30%), 12/15/44(2)	873	869,418

Series 4678, Class PC, 3.00%, 1/15/46	5,862	6,061,190

Series 4774, Class MH, 4.50%, 12/15/42	1,008	1,013,195

Series 4774, Class QD, 4.50%, 1/15/43	3,200	3,220,705

Series 4980, Class ZP, 2.50%, 7/25/49	1,293	1,295,829

Series 5028, Class TZ, 2.00%, 10/25/50	4,514	4,242,411

Series 5035, Class AZ, 2.00%, 11/25/50	19,822	18,568,534

Series 5038, Class CZ, 2.00%, 11/25/50	2,061	2,022,472

Series 5083, Class SK, 3.811%, (3.867% - SOFR x 1.33), 3/25/51(4)	2,980	2,775,526

Series 5096, Class QZ, 3.00%, 4/25/51	2,410	2,392,354

Interest Only:(5)

Series 284, Class S6, 5.994%, (6.10% - 1 mo. USD LIBOR), 10/15/42(4)	2,229	410,567

Series 362, Class C7, 3.50%, 9/15/47	9,491	1,196,253

Series 362, Class C11, 4.00%, 12/15/47	9,294	1,465,477

Series 4067, Class JI, 3.50%, 6/15/27	1,701	134,685

Series 4070, Class S, 5.994%, (6.10% - 1 mo. USD LIBOR), 6/15/32(4)	4,581	779,085

Series 4088, Class EI, 3.50%, 9/15/41	2,910	494,298

Series 4094, Class CS, 5.894%, (6.00% - 1 mo. USD LIBOR), 8/15/42(4)	1,531	378,000

Series 4095, Class HS, 5.994%, (6.10% - 1 mo. USD LIBOR), 7/15/32(4)	1,282	180,613

Series 4109, Class ES, 6.044%, (6.15% - 1 mo. USD LIBOR), 12/15/41(4)	84	19,164

Series 4110, Class SA, 5.544%, (5.65% - 1 mo. USD LIBOR), 9/15/42(4)	3,299	610,543

Series 4149, Class S, 6.144%, (6.25% - 1 mo. USD LIBOR), 1/15/33(4)	2,364	422,568

Series 4188, Class AI, 3.50%, 4/15/28	1,363	91,050

Series 4203, Class QS, 6.144%, (6.25% - 1 mo. USD LIBOR), 5/15/43(4)	3,770	579,596

Series 4408, Class IP, 3.50%, 4/15/44	3,264	411,547

Series 4435, Class BI, 3.50%, 7/15/44	7,024	994,422

Series 4629, Class QI, 3.50%, 11/15/46	3,462	434,931

Series 4644, Class TI, 3.50%, 1/15/45	3,247	317,798

Series 4653, Class PI, 3.50%, 7/15/44	803	6,990

Security	Principal Amount (000’s omitted)	Value

Interest Only:(5) (continued)

Series 4667, Class PI, 3.50%, 5/15/42	$3,347	$102,276

Series 4676, Class DI, 4.00%, 7/15/44	3,976	120,669

Series 4744, Class IO, 4.00%, 11/15/47	5,005	796,068

Series 4749, Class IL, 4.00%, 12/15/47	2,177	346,652

Series 4767, Class IM, 4.00%, 5/15/45	2,272	67,544

Series 4793, Class SD, 6.094%, (6.20% - 1 mo. USD LIBOR), 6/15/48(4)	11,569	1,731,646

Series 4966, Class SY, 5.941%, (6.05% - 1 mo. USD LIBOR), 4/25/50(4)	24,358	4,660,567

Principal Only:(6)

Series 242, Class PO, 0.00%, 11/15/36	3,162	2,897,536

Series 259, Class PO, 0.00%, 4/15/39	1,932	1,834,773

Series 3606, Class PO, 0.00%, 12/15/39	2,028	1,813,295

Series 4417, Class KO, 0.00%, 12/15/43	389	276,931

Series 4478, Class PO, 0.00%, 5/15/45	1,273	1,110,746

Series 4754, Class JO, 0.00%, 4/15/44	649	454,701

		$89,125,486

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class M2, 3.859%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$8,000	$8,078,560

		$8,078,560

Federal National Mortgage Association:

Series G92-46, Class Z, 7.00%, 8/25/22	$17	$17,036

Series G92-60, Class Z, 7.00%, 10/25/22	26	26,854

Series G93-35, Class ZQ, 6.50%, 11/25/23	1,019	1,076,665

Series G93-40, Class H, 6.40%, 12/25/23	222	234,504

Series 1991-98, Class J, 8.00%, 8/25/21	2	2,344

Series 1992-77, Class ZA, 8.00%, 5/25/22	30	30,819

Series 1992-103, Class Z, 7.50%, 6/25/22	3	3,501

Series 1992-113, Class Z, 7.50%, 7/25/22	10	10,617

Series 1992-185, Class ZB, 7.00%, 10/25/22	16	16,425

Series 1993-16, Class Z, 7.50%, 2/25/23	45	47,083

Series 1993-22, Class PM, 7.40%, 2/25/23	38	39,677

Series 1993-25, Class J, 7.50%, 3/25/23	54	56,539

Series 1993-30, Class PZ, 7.50%, 3/25/23	100	104,898

Series 1993-42, Class ZQ, 6.75%, 4/25/23	132	137,893

Series 1993-56, Class PZ, 7.00%, 5/25/23	24	25,395

Series 1993-156, Class ZB, 7.00%, 9/25/23	31	33,104

Series 1994-45, Class Z, 6.50%, 2/25/24	215	227,107

Series 1994-89, Class ZQ, 8.00%, 7/25/24	211	231,994

Series 1996-57, Class Z, 7.00%, 12/25/26	237	262,494

Series 1997-77, Class Z, 7.00%, 11/18/27	125	140,992

Series 1998-44, Class ZA, 6.50%, 7/20/28	129	145,647

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 1999-45, Class ZG, 6.50%, 9/25/29	$39	$43,800

Series 2000-22, Class PN, 6.00%, 7/25/30	440	494,852

Series 2002-1, Class G, 7.00%, 7/25/23	38	40,020

Series 2002-21, Class PE, 6.50%, 4/25/32	330	383,103

Series 2005-75, Class CS, 23.766%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(4)	866	1,426,814

Series 2007-74, Class AC, 5.00%, 8/25/37	3,616	4,030,661

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(4)	399	432,400

Series 2011-109, Class PE, 3.00%, 8/25/41	1,462	1,495,230

Series 2012-134, Class ZT, 2.00%, 12/25/42	2,099	2,001,818

Series 2013-6, Class TA, 1.50%, 1/25/43	2,729	2,765,780

Series 2013-52, Class MD, 1.25%, 6/25/43	2,817	2,760,473

Series 2013-67, Class NF, 1.109%, (1 mo. USD LIBOR + 1.00%), 7/25/43(2)	1,879	1,892,310

Series 2014-64, Class PA, 3.00%, 3/25/44	1,127	1,141,515

Series 2017-15, Class LE, 3.00%, 6/25/46	3,353	3,417,048

Series 2017-39, Class JZ, 3.00%, 5/25/47	152	152,444

Series 2017-48, Class LG, 2.75%, 5/25/47	3,732	3,851,739

Series 2018-18, Class QD, 4.50%, 5/25/45	8,339	8,481,278

Series 2019-29, Class WC, 17.764%, 6/25/48(7)	502	562,108

Series 2020-45, Class HZ, 2.50%, 7/25/50	2,526	2,524,302

Interest Only:(5)

Series 2010-124, Class SJ, 5.941%, (6.05% - 1 mo. USD LIBOR), 11/25/38(4)	258	3,547

Series 2011-101, Class IC, 3.50%, 10/25/26	4,453	272,920

Series 2011-101, Class IE, 3.50%, 10/25/26	1,455	88,863

Series 2012-24, Class S, 5.391%, (5.50% - 1 mo. USD LIBOR), 5/25/30(4)	180	1,648

Series 2012-33, Class CI, 3.50%, 3/25/27	2,747	162,827

Series 2012-94, Class KS, 6.541%, (6.65% - 1 mo. USD LIBOR), 5/25/38(4)	1,957	89,886

Series 2012-97, Class PS, 6.041%, (6.15% - 1 mo. USD LIBOR), 3/25/41(4)	1,938	109,769

Series 2012-103, Class GS, 5.991%, (6.10% - 1 mo. USD LIBOR), 2/25/40(4)	53	546

Series 2012-118, Class IN, 3.50%, 11/25/42	5,441	873,105

Series 2012-124, Class IO, 1.425%, 11/25/42(7)	2,623	137,475

Series 2012-125, Class IG, 3.50%, 11/25/42	17,567	2,893,058

Series 2012-150, Class SK, 6.041%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	3,151	533,866

Series 2013-12, Class SP, 5.541%, (5.65% - 1 mo. USD LIBOR), 11/25/41(4)	801	68,565

Series 2013-15, Class DS, 6.091%, (6.20% - 1 mo. USD LIBOR), 3/25/33(4)	6,672	1,137,252

Security	Principal Amount (000’s omitted)	Value

Interest Only:(5) (continued)

Series 2013-16, Class SY, 6.041%, (6.15% - 1 mo. USD LIBOR), 3/25/43(4)	$1,526	$324,348

Series 2013-54, Class HS, 6.191%, (6.30% - 1 mo. USD LIBOR), 10/25/41(4)	977	52,763

Series 2013-64, Class PS, 6.141%, (6.25% - 1 mo. USD LIBOR), 4/25/43(4)	2,130	313,908

Series 2013-75, Class SC, 6.141%, (6.25% - 1 mo. USD LIBOR), 7/25/42(4)	3,944	374,270

Series 2014-32, Class EI, 4.00%, 6/25/44	696	145,137

Series 2014-55, Class IN, 3.50%, 7/25/44	1,729	297,397

Series 2014-89, Class IO, 3.50%, 1/25/45	1,957	278,093

Series 2015-17, Class SA, 6.091%, (6.20% - 1 mo. USD LIBOR), 11/25/43(4)	1,224	65,503

Series 2015-52, Class MI, 3.50%, 7/25/45	2,037	309,114

Series 2017-46, Class NI, 3.00%, 8/25/42	2,977	138,383

Series 2018-21, Class IO, 3.00%, 4/25/48	8,486	1,411,680

Series 2019-1, Class AS, 5.891%, (6.00% - 1 mo. USD LIBOR), 2/25/49(4)	13,480	2,810,781

Series 2019-33, Class SK, 5.941%, (6.05% - 1 mo. USD LIBOR), 7/25/49(4)	12,226	1,467,505

Series 2020-23, Class SP, 5.941%, (6.05% - 1 mo. USD LIBOR), 2/25/50(4)	8,251	1,547,026

Principal Only:(6)

Series 379, Class 1, 0.00%, 5/25/37	1,999	1,808,340

Series 2006-8, Class WQ, 0.00%, 3/25/36	3,065	2,699,948

		$61,186,806

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$155	$138,944

Series 2017-121, Class DF, 0.611%, (1 mo. USD LIBOR + 0.50%), 8/20/47(2)	7,165	7,225,831

Series 2017-137, Class AF, 0.611%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	3,951	3,982,475

Series 2018-6, Class JZ, 4.00%, 1/20/48	4,710	4,141,302

Series 2021-57, Class LZ, 3.00%, 3/20/51	25,000	25,062,500

Interest Only:(5)

Series 2017-104, Class SD, 6.089%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	4,964	931,279

Series 2020-154, Class PI, 2.50%, 10/20/50	17,108	1,398,067

		$42,880,398

Total Collateralized Mortgage Obligations (identified cost $232,730,623)		$201,271,250

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Commercial Mortgage-Backed Securities - 5.1%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust:

Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(7)	$795	$666,897

Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(7)	3,205	2,576,528

CFCRE Commercial Mortgage Trust:

Series 2016-C3, Class D, 3.052%, 1/10/48(1)(7)	3,500	2,627,246

Series 2016-C7, Class D, 4.428%, 12/10/54(1)(7)	1,675	1,516,914

CGMS Commercial Mortgage Trust:

Series 2015-P1, Class D, 3.225%, 9/15/48(1)	1,000	852,471

Series 2017-MDRB, Class C, 2.606%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	5,000	4,840,719

COMM Mortgage Trust:

Series 2013-CR11, Class D, 5.12%, 8/10/50(1)(7)	7,400	6,869,508

Series 2015-CR22, Class D, 4.106%, 3/10/48(1)(7)	4,100	4,109,967

Credit Suisse Mortgage Trust:

Series 2016-NXSR, Class C, 4.393%, 12/15/49(7)	2,770	2,431,057

Series 2016-NXSR, Class D, 4.393%, 12/15/49(1)(7)	3,000	2,394,749

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:

Series 2019-01, Class M7, 1.809%, (1 mo. USD LIBOR + 1.70%), 10/15/49(1)(2)	196	196,848

Series 2019-01, Class M10, 3.359%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	120	120,263

Series 2020-01, Class M10, 3.859%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	2,000	2,082,197

JPMBB Commercial Mortgage Securities Trust:

Series 2014-C22, Class D, 4.554%, 9/15/47(1)(7)	5,276	3,892,849

Series 2014-C25, Class D, 3.951%, 11/15/47(1)(7)	4,400	3,494,505

Series 2015-C29, Class D, 3.698%, 5/15/48(7)	2,000	1,609,768

JPMorgan Chase Commercial Mortgage Securities Trust:

Series 2011-C5, Class D, 5.425%, 8/15/46(1)(7)	7,167	6,460,777

Series 2013-C13, Class D, 4.078%, 1/15/46(1)(7)	3,000	3,070,111

Series 2013-C16, Class D, 5.023%, 12/15/46(1)(7)	3,500	3,610,846

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	1,031,332

Morgan Stanley Bank of America Merrill Lynch Trust:

Series 2015-C23, Class D, 4.145%, 7/15/50(1)(7)(8)	2,000	1,973,960

Series 2016-C29, Class D, 3.00%, 5/15/49(1)(8)	3,577	3,034,696

Series 2016-C32, Class D, 3.396%, 12/15/49(1)(7)(8)	1,600	1,286,773

Morgan Stanley Capital I Trust:

Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(8)	4,489	2,560,201

Security	Principal Amount (000’s omitted)	Value

Morgan Stanley Capital I Trust: (continued)

Series 2017-CLS, Class A, 0.806%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(8)	$2,000	$2,001,683

Series 2019-BPR, Class C, 3.156%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)(8)	1,845	1,587,708

UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 5.57%, 5/10/45(1)(7)	3,000	2,393,951

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 4.307%, 4/10/46(1)(7)	4,437	3,360,842

Wells Fargo Commercial Mortgage Trust:

Series 2013-LC12, Class D, 4.274%, 7/15/46(1)(7)	3,000	1,579,679

Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,156,891

Series 2015-LC22, Class C, 4.545%, 9/15/58(7)	1,250	1,315,229

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,477,302

Series 2016-C36, Class D, 2.942%, 11/15/59(1)	1,500	1,099,359

Total Commercial Mortgage-Backed Securities (identified cost $86,675,446)		$80,283,826

U.S. Government Agency Mortgage-Backed Securities — 21.2%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.50%, with maturity at 2050	$29,096	$29,900,666

3.00%, with various maturities to 2050	18,234	19,076,414

4.50%, with various maturities to 2048	531	566,892

5.50%, with maturity at 2032	370	419,760

6.50%, with various maturities to 2036	2,900	3,300,958

7.00%, with various maturities to 2036	2,622	3,005,224

7.13%, with maturity at 2023	16	16,403

7.50%, with various maturities to 2035	1,678	1,864,768

7.65%, with maturity at 2022	1	1,163

8.00%, with various maturities to 2030	398	407,896

8.50%, with maturity at 2022	41	43,457

9.00%, with various maturities to 2031	28	30,766

		$58,634,367

Federal National Mortgage Association:

30-Year, 2.50%, TBA(9)	$70,000	$71,834,759

1.891%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(10)	712	737,983

2.632%, (COF + 1.25%), with maturity at 2036(10)	605	622,799

2.726%, (1 yr. CMT + 2.265%), with maturity at 2036(10)	4,423	4,610,443

3.00%, with maturity at 2050	17,124	17,885,043

4.50%, with maturity at 2042	4,781	5,375,389

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

5.00%, with various maturities to 2040	$5,238	$5,980,201

5.50%, with various maturities to 2033	553	632,479

6.00%, with various maturities to 2029	729	778,497

6.332%, (COF + 2.00%, Floor 6.332%), with maturity at 2032(10)	1,149	1,271,373

6.50%, with various maturities to 2036	11,756	13,400,893

6.75%, with maturity at 2023	16	16,991

7.00%, with various maturities to 2037	2,946	3,365,086

7.50%, with various maturities to 2035	1,311	1,519,738

7.891%, with maturity at 2027(7)	115	125,345

8.00%, with various maturities to 2027	172	185,649

8.203%, with maturity at 2028(7)	25	27,581

8.23%, with maturity at 2024(7)	5	4,795

8.275%, with maturity at 2029(7)	27	30,018

8.29%, with maturity at 2027(7)	42	46,618

8.50%, with various maturities to 2037	412	468,064

9.00%, with various maturities to 2032	413	459,249

9.126%, with maturity at 2025(7)	1	1,200

9.50%, with various maturities to 2030	82	91,900

		$129,472,093

Government National Mortgage Association:

30-Year, 2.50%, TBA(9)	$20,000	$20,632,123

2.50%, with maturity at 2051	29,823	30,807,560

3.00%, with maturity at 2050	81,655	85,058,452

4.00%, with maturity at 2049	851	914,718

4.50%, with maturity at 2047	2,299	2,586,844

6.00%, with maturity at 2024	166	174,738

6.50%, with maturity at 2024	945	998,369

7.00%, with maturity at 2026	114	125,518

7.50%, with various maturities to 2032	1,930	2,134,887

8.00%, with various maturities to 2034	1,671	1,888,745

8.50%, with maturity at 2022	6	5,966

9.00%, with various maturities to 2025	201	218,874

9.50%, with various maturities to 2021	1	1,061

		$145,547,855

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $334,021,172)		$333,654,315

Common Stocks — 0.7%
Security	Shares	Value

Aerospace and Defense — 0.0%(11)

IAP Global Services, LLC(12)(13)(14)	31	$336,274

		$336,274

Automotive — 0.0%(11)

Dayco Products, LLC(13)(14)	27,250	$81,750

		$81,750

Business Equipment and Services — 0.0%(11)

Crossmark Holdings, Inc.(13)(14)	4,883	$292,980

		$292,980

Containers and Glass Products — 0.0%(11)

LG Newco Holdco, Inc.(13)(14)	166,175	$290,806

		$290,806

Electronics/Electrical — 0.3%

Answers Corp.(12)(13)(14)	78,756	$27,565

Software Luxembourg Holding S.A., Class A(13)(14)	22,890	4,005,750

		$4,033,315

Health Care — 0.0%(11)

Akorn Holding Company, LLC, Class A(13)(14)	42,374	$672,687

		$672,687

Nonferrous Metals/Minerals — 0.0%(11)

ACNR Holdings, Inc., Class A(13)(14)	3,818	$57,270

		$57,270

Oil and Gas — 0.2%

AFG Holdings, Inc.(12)(13)(14)	29,751	$356,120

Extraction Oil & Gas, Inc.(12)(13)(15)	2,089	74,746

Extraction Oil & Gas, Inc.(13)(14)	47,262	1,698,596

Fieldwood Energy, Inc.(12)(13)(14)	10,085	0

McDermott International, Ltd.(13)(14)	93,940	75,152

Nine Point Energy Holdings, Inc.(12)(13)(15)	29,787	0

RDV Resources, Inc., Class A(12)(13)(14)	27,724	0

Samson Resources II, LLC, Class A(12)(13)(14)	45,294	277,426

Sunrise Oil & Gas, Inc., Class A(13)(14)	15,647	4,694

		$2,486,734

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Publishing — 0.0%(11)

Tweddle Group, Inc.(12)(13)(14)	5,433	$24,775

		$24,775

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(13)(14)	74,443	$133,997

Cumulus Media, Inc., Class A(13)(14)	50,522	460,255

iHeartMedia, Inc., Class A(13)(14)	31,657	574,575

		$1,168,827

Retailers (Except Food and Drug) — 0.0%(11)

David’s Bridal, LLC(12)(13)(14)	40,851	$0

Phillips Pet Holding Corp.(12)(13)(14)	582	235,210

		$235,210

Telecommunications — 0.1%

Gee Acquisition Holdings Corp.(12)(13)(14)	37,259	$744,062

		$744,062

Utilities — 0.0%(11)

Longview Intermediate Holdings, LLC, Class A(12)(13)(14)	10,730	$85,089

		$85,089

Total Common Stocks (identified cost $15,673,731)		$10,509,779

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Semiconductors & Semiconductor Equipment — 0.1%

ams AG, 0.875%, 9/28/22(16)	$800	$771,856

Total Convertible Bonds (identified cost $763,603)		$771,856

Convertible Preferred Stocks — 0.0%
Security		Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(12)(13)(15)		555	$0

Total Convertible Preferred Stocks (identified cost $555,000)			$0

Corporate Bonds — 50.2%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.1%

Bombardier, Inc.:

6.125%, 5/15/21(16)	EUR	100	$117,629

6.125%, 1/15/23(1)		2,227	2,321,091

7.50%, 12/1/24(1)		329	329,205

7.875%, 4/15/27(1)		1,612	1,583,339

Hexcel Corp., 4.20%, 2/15/27		596	624,030

Howmet Aerospace, Inc., 6.875%, 5/1/25		1,133	1,314,280

Moog, Inc., 4.25%, 12/15/27(1)		955	975,294

Rolls-Royce PLC:

5.75%, 10/15/27(1)		1,804	1,921,801

5.75%, 10/15/27(16)	GBP	200	300,506

Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)		181	195,042

TransDigm UK Holdings PLC, 6.875%, 5/15/26		725	765,328

TransDigm, Inc.:

5.50%, 11/15/27		2,052	2,127,165

6.25%, 3/15/26(1)		2,408	2,555,984

6.375%, 6/15/26		100	103,562

6.50%, 5/15/25		185	188,816

7.50%, 3/15/27		1,862	1,986,177

			$17,409,249

Agriculture — 0.0%(11)

Tereos Finance Groupe I S.A., 4.125%, 6/16/23(16)	EUR	100	$119,818

			$119,818

Air Transport — 0.7%

Air France-KLM, 1.875%, 1/16/25(16)	EUR	100	$108,367

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		3,023	3,149,785

5.75%, 4/20/29(1)		1,952	2,078,685

Azul Investments LLP, 5.875%, 10/26/24(1)		427	377,073

Delta Air Lines, Inc., 7.375%, 1/15/26		978	1,144,726

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Air Transport (continued)

Delta Air Lines, Inc./SkyMiles IP, Ltd.:

4.50%, 10/20/25(1)		681	$727,329

4.75%, 10/20/28(1)		683	743,290

Gatwick Airport Finance PLC, 4.375%, 4/7/26(3)(16)	GBP	100	137,860

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		2,418	2,653,755

			$11,120,870

Automotive — 1.5%

Adient Global Holdings, Ltd., 3.50%, 8/15/24(16)	EUR	150	$182,493

Adler Pelzer Holding GmbH, 4.125%, 4/1/24(16)	EUR	100	114,702

Clarios Global, L.P.:

4.375%, 5/15/26(16)	EUR	300	365,284

6.25%, 5/15/26(1)		1,671	1,776,758

6.75%, 5/15/25(1)		480	514,210

8.50%, 5/15/27(1)		3,233	3,484,851

Cummins, Inc., 1.50%, 9/1/30		1,000	930,235

Faurecia S.E., 3.75%, 6/15/28(16)	EUR	260	324,210

Ford Motor Co.:

4.75%, 1/15/43		274	276,370

7.45%, 7/16/31		993	1,253,866

8.50%, 4/21/23		2,361	2,635,466

9.00%, 4/22/25		2,833	3,434,729

9.625%, 4/22/30		1,184	1,654,220

Frigoglass Finance B.V., 6.875%, 2/12/25(16)	EUR	300	319,707

General Motors Co., 5.00%, 4/1/35		495	571,048

GKN Holdings, Ltd., 4.625%, 5/12/32(16)	GBP	120	173,026

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(16)	EUR	100	132,884

Lithia Motors, Inc.:

4.375%, 1/15/31(1)		1,171	1,217,629

4.625%, 12/15/27(1)		514	534,881

RAC Bond Co. PLC, 5.00%, 11/6/22(16)	GBP	150	207,883

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,511	1,561,996

Renault S.A., 1.25%, 6/24/25(16)	EUR	300	344,297

Tupy Overseas S.A., 4.50%, 2/16/31(1)		500	485,995

Volkswagen International Finance N.V., 3.875% to 6/17/29(16)(17)(18)	EUR	200	256,825

ZF North America Capital, Inc.:

4.50%, 4/29/22(1)		392	401,800

4.75%, 4/29/25(1)		200	214,956

			$23,370,321

Security		Principal Amount* (000’s omitted)	Value

Banks and Thrifts — 0.9%

Banco Comercial Portugues S.A., 4.50% to 12/7/22, 12/7/27(16)(17)	EUR	500	$583,669

Banco Mercantil del Norte S.A./Grand Cayman, 5.75% to 10/4/26, 10/4/31(1)(17)		1,160	1,243,010

BankUnited, Inc., 5.125%, 6/11/30		1,000	1,130,315

BBVA Bancomer S.A., 5.125% to 1/18/28, 1/18/33(1)(17)		1,100	1,134,424

Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(17)		1,500	1,553,730

Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(17)		1,086	1,075,172

Deutsche Bank AG/New York, NY, 2.222% to 9/18/23, 9/18/24(17)		720	739,498

First Midwest Bancorp, Inc., 5.875%, 9/29/26		1,000	1,130,045

Nationwide Building Society, 4.125% to 10/18/27, 10/18/32(1)(17)		1,280	1,381,972

Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(17)		500	527,880

Wells Fargo & Co., 3.584% to 5/22/27, 5/22/28(17)		2,000	2,182,342

Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(17)		1,033	981,505

			$13,663,562

Beverage and Tobacco — 0.3%

Altria Group, Inc., 3.875%, 9/16/46		650	$631,673

Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30		1,500	1,626,309

BAT Capital Corp., 4.54%, 8/15/47		650	655,471

Coca-Cola Co. (The), 2.75%, 6/1/60		500	448,777

Vector Group, Ltd., 5.75%, 2/1/29(1)		500	516,562

			$3,878,792

Brokerage / Securities Dealers / Investment Houses — 0.2%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)		1,071	$1,101,122

Intrum AB, 3.50%, 7/15/26(16)	EUR	200	234,690

Macquarie Bank, Ltd., 3.052% to 3/3/31, 3/3/36(1)(17)		1,017	975,101

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.875%, 4/15/45(1)		688	710,363

			$3,021,276

Building and Development — 1.5%

AT Securities B.V., 5.25% to 7/21/23(16)(17)(18)		250	$263,719

Boise Cascade Co., 4.875%, 7/1/30(1)		707	741,908

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)		1,592	1,641,949

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:

4.875%, 2/15/30(1)		697	$698,087

6.25%, 9/15/27(1)		378	395,246

Builders FirstSource, Inc.:

5.00%, 3/1/30(1)		510	535,398

6.75%, 6/1/27(1)		762	821,055

CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)		443	466,446

CyrusOne, L.P./CyrusOne Finance Corp., 3.45%, 11/15/29		562	578,689

Empire Communities Corp., 7.00%, 12/15/25(1)		1,449	1,530,506

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		1,213	1,270,011

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		1,396	1,441,370

HT Troplast GmbH, 9.25%, 7/15/25(16)	EUR	315	404,004

James Hardie International Finance DAC, 3.625%, 10/1/26(16)	EUR	200	241,646

Masonite International Corp., 5.375%, 2/1/28(1)		570	605,876

MDC Holdings, Inc.:

2.50%, 1/15/31		1,000	945,000

6.00%, 1/15/43		726	917,664

Miller Homes Group Holdings PLC, 5.50%, 10/15/24(16)	GBP	100	141,065

Shea Homes, L.P./Shea Homes Funding Corp.:

4.75%, 2/15/28(1)		1,423	1,451,296

4.75%, 4/1/29(1)		440	446,160

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)		1,738	1,824,683

Standard Industries, Inc.:

4.375%, 7/15/30(1)		1,146	1,158,073

5.00%, 2/15/27(1)		457	477,279

Taylor Morrison Communities, Inc.:

5.125%, 8/1/30(1)		685	729,097

5.75%, 1/15/28(1)		1,062	1,173,165

5.875%, 6/15/27(1)		808	894,682

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.70%, 6/15/28		66	73,109

Victoria PLC, 3.625%, 8/24/26(16)	EUR	285	341,514

White Cap Buyer, LLC, 6.875%, 10/15/28(1)		1,083	1,151,841

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(19)		691	722,095

			$24,082,633

Business Equipment and Services — 1.0%

Adevinta ASA, 3.00%, 11/15/27(16)	EUR	100	$121,434

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		1,650	1,633,187

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Allied Universal Holdco, LLC:

6.625%, 7/15/26(1)		1,274	$1,353,440

9.75%, 7/15/27(1)		1,148	1,261,583

Garda World Security Corp., 9.50%, 11/1/27(1)		2,416	2,678,281

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:

7.125%, 7/31/26(1)		2,279	2,382,455

7.125%, 7/31/26(16)		350	365,888

Iron Mountain, Inc.:

4.50%, 2/15/31(1)		750	742,388

5.00%, 7/15/28(1)		94	96,234

Sabre GLBL, Inc., 9.25%, 4/15/25(1)		483	576,581

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		4,075	4,792,445

Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 7/30/26(16)	EUR	300	365,882

			$16,369,798

Cable and Satellite Television — 2.9%

Altice France S.A.:

5.125%, 1/15/29(1)		686	$695,861

5.50%, 1/15/28(1)		841	862,858

7.375%, 5/1/26(1)		1,249	1,300,646

8.125%, 2/1/27(1)		4,904	5,380,890

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(1)		1,739	1,745,034

4.50%, 8/15/30(1)		1,640	1,673,546

4.50%, 5/1/32(1)		771	781,601

4.75%, 3/1/30(1)		1,789	1,856,088

5.00%, 2/1/28(1)		1,755	1,857,931

5.375%, 6/1/29(1)		595	638,816

5.75%, 2/15/26(1)		1,314	1,357,362

Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50		975	1,048,394

Comcast Corp., 1.95%, 1/15/31		1,000	963,953

CSC Holdings, LLC:

3.375%, 2/15/31(1)		912	860,700

5.25%, 6/1/24		355	383,622

5.50%, 5/15/26(1)		2,000	2,064,500

5.75%, 1/15/30(1)		5,848	6,166,716

5.875%, 9/15/22		1,085	1,147,691

6.50%, 2/1/29(1)		543	601,033

6.75%, 11/15/21		2,780	2,858,188

7.50%, 4/1/28(1)		619	683,491

DISH DBS Corp., 6.75%, 6/1/21		410	413,690

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

TEGNA, Inc.:

4.625%, 3/15/28		372	$379,208

4.75%, 3/15/26(1)		440	467,500

5.00%, 9/15/29		766	795,644

UPC Holding B.V., 5.50%, 1/15/28(1)		593	613,948

UPCB Finance VII, Ltd., 3.625%, 6/15/29(16)	EUR	300	356,388

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		946	946,000

Virgin Media Secured Finance PLC:

5.00%, 4/15/27(16)	GBP	100	144,676

5.50%, 8/15/26(1)		1,163	1,208,915

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(16)	GBP	500	712,994

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		425	432,863

Ziggo B.V.:

4.875%, 1/15/30(1)		1,303	1,334,285

5.50%, 1/15/27(1)		1,605	1,674,167

Ziggo Bond Co., B.V.:

3.375%, 2/28/30(16)	EUR	230	266,525

6.00%, 1/15/27(1)		745	778,059

			$45,453,783

Capital Goods — 0.2%

BWX Technologies, Inc.:

4.125%, 6/30/28(1)		948	$962,812

4.125%, 4/15/29(1)(3)		733	743,995

5.375%, 7/15/26(1)		1,305	1,348,065

Valmont Industries, Inc., 5.25%, 10/1/54		610	677,937

			$3,732,809

Chemicals and Plastics — 0.6%

Alpek SAB de CV, 4.25%, 9/18/29(1)		610	$646,356

INEOS Quattro Finance 1 PLC, 3.75%, 7/15/26(16)	EUR	100	119,386

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(16)	EUR	154	180,863

K+S AG:

2.625%, 4/6/23(16)	EUR	200	234,174

3.00%, 6/20/22(16)	EUR	100	118,222

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		1,800	1,847,592

OCI N.V., 3.625%, 10/15/25(16)	EUR	100	122,579

SGL Carbon SE, 3.00%, 9/20/23(16)	EUR	400	435,095

SPCM S.A.:

2.625%, 2/1/29(16)	EUR	150	180,603

4.875%, 9/15/25(1)		1,356	1,393,358

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Univar Solutions USA, Inc., 5.125%, 12/1/27(1)		606	$631,640

Valvoline, Inc.:

3.625%, 6/15/31(1)		802	776,938

4.25%, 2/15/30(1)		790	806,985

W.R. Grace & Co., 4.875%, 6/15/27(1)		1,472	1,525,654

Westlake Chemical Corp., 5.00%, 8/15/46		710	835,449

			$9,854,894

Clothing / Textiles — 0.1%

PrestigeBidCo GmbH, 6.25%, 12/15/23(16)	EUR	265	$315,554

William Carter Co. (The):

5.50%, 5/15/25(1)		331	353,647

5.625%, 3/15/27(1)		811	858,139

			$1,527,340

Commercial Services — 0.7%

Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(16)(17)(18)	EUR	300	$361,209

AMN Healthcare, Inc.:

4.00%, 4/15/29(1)		1,029	1,026,427

4.625%, 10/1/27(1)		458	469,164

Autostrade per l’Italia SpA:

2.00%, 12/4/28(16)	EUR	300	360,999

6.25%, 6/9/22	GBP	250	362,410

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.25%, 3/15/25(1)		429	436,239

5.375%, 3/1/29(1)		792	820,750

5.75%, 7/15/27(1)		1,215	1,265,208

6.375%, 4/1/24(1)		225	229,157

Block Financial, LLC, 3.875%, 8/15/30		988	1,020,198

Ellaktor Value PLC:

6.375%, 12/15/24(1)	EUR	226	247,141

6.375%, 12/15/24(16)	EUR	1,895	2,072,263

Intertrust Group B.V., 3.375%, 11/15/25(16)	EUR	140	168,735

Korn Ferry, 4.625%, 12/15/27(1)		355	362,987

Loxam S.A.S., 3.25%, 1/14/25(16)	EUR	200	233,373

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)(3)		745	765,152

Nexi SpA, 1.75%, 10/31/24(16)	EUR	200	238,880

Sisal Pay SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 12/17/26(2)(16)	EUR	110	129,481

Verisure Midholding AB, 5.25%, 2/15/29(16)	EUR	175	212,553

			$10,782,326

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Computers — 0.4%

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		1,341	$1,350,555

CrowdStrike Holdings, Inc., 3.00%, 2/15/29		426	417,033

DXC Technology Co., 4.75%, 4/15/27		1,000	1,117,262

International Business Machines Corp., 2.95%, 5/15/50		500	466,516

Presidio Holdings, Inc., 8.25%, 2/1/28(1)		1,455	1,586,859

Seagate HDD Cayman:

3.125%, 7/15/29(1)		865	837,060

5.75%, 12/1/34		995	1,130,584

			$6,905,869

Conglomerates — 0.1%

Spectrum Brands, Inc.:

5.00%, 10/1/29(1)		406	$429,345

5.50%, 7/15/30(1)		691	740,666

TMS International Holding Corp., 7.25%, 8/15/25(1)		543	555,217

			$1,725,228

Consumer Products — 0.0%(11)

Central Garden & Pet Co.:

4.125%, 10/15/30		140	$141,662

5.125%, 2/1/28		285	301,690

			$443,352

Containers and Glass Products — 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:

2.125%, 8/15/26(16)	EUR	100	$117,131

5.25%, 8/15/27(1)		1,661	1,696,014

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660	702,487

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750	779,625

Smurfit Kappa Acquisitions ULC:

2.375%, 2/1/24(16)	EUR	200	248,955

2.875%, 1/15/26(16)	EUR	100	130,362

			$3,674,574

Cosmetics / Toiletries — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		1,067	$1,128,230

Prestige Brands, Inc.:

3.75%, 4/1/31(1)		503	480,994

5.125%, 1/15/28(1)		357	375,016

			$1,984,240

Security		Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.1%

Parts Europe S.A.:

4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(2)(16)	EUR	307	$360,063

6.50%, 7/16/25(16)	EUR	100	123,159

Performance Food Group, Inc., 5.50%, 10/15/27(1)		935	979,497

			$1,462,719

Diversified Financial Services — 1.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25		459	$535,292

Affiliated Managers Group, Inc., 3.30%, 6/15/30		849	883,167

AG Issuer, LLC, 6.25%, 3/1/28(1)		114	119,558

Arrow Global Finance PLC, 2.875%, (3 mo. EURIBOR + 2.875%), 4/1/25(2)(16)	EUR	100	117,204

Barclays PLC, 5.088% to 6/20/29, 6/20/30(17)		1,000	1,133,362

BrightSphere Investment Group, Inc., 4.80%, 7/27/26		2,195	2,380,008

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(16)	GBP	44	62,177

CI Financial Corp., 3.20%, 12/17/30		1,000	995,556

Discover Bank, 4.682% to 8/9/23, 8/9/28(17)		1,750	1,867,976

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(16)	EUR	600	718,786

5.375%, 2/15/26(16)	GBP	100	144,098

Lincoln Financing S.a.r.l., 3.625%, 4/1/24(16)	EUR	245	290,867

Louvre Bidco S.A.S., 6.50%, 9/30/24(16)	EUR	400	485,205

PRA Group, Inc., 7.375%, 9/1/25(1)		1,353	1,453,629

ProGroup AG, 3.00%, 3/31/26(16)	EUR	300	357,252

Stifel Financial Corp., 4.00%, 5/15/30		769	832,002

UniCredit SpA:

5.861% to 6/19/27, 6/19/32(1)(17)		715	792,608

7.296% to 4/2/29, 4/2/34(1)(17)		500	589,655

Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)		620	601,400

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(16)	EUR	3,400	3,890,890

3.50%, 11/1/25(16)	EUR	200	229,116

			$18,479,808

Drugs — 1.5%

AdaptHealth, LLC:

4.625%, 8/1/29(1)		643	$640,589

6.125%, 8/1/28(1)		685	727,813

Bausch Health Americas, Inc.:

8.50%, 1/31/27(1)		3,076	3,416,790

9.25%, 4/1/26(1)		670	743,231

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Bausch Health Companies., Inc.:

5.00%, 1/30/28(1)		1,051	$1,065,451

5.25%, 2/15/31(1)		444	442,710

5.50%, 11/1/25(1)		955	982,103

5.75%, 8/15/27(1)		412	444,188

6.125%, 4/15/25(1)		345	354,039

6.25%, 2/15/29(1)		1,508	1,605,116

7.00%, 3/15/24(1)		3,429	3,511,296

7.00%, 1/15/28(1)		2,092	2,274,506

7.25%, 5/30/29(1)		544	608,157

9.00%, 12/15/25(1)		2,340	2,546,727

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		1,055	1,065,550

Hikma Finance USA, LLC, 3.25%, 7/9/25(16)		1,250	1,295,312

Jaguar Holding Co. II/PPD Development, L.P.:

4.625%, 6/15/25(1)		1,159	1,211,074

5.00%, 6/15/28(1)		1,022	1,065,691

Nidda Healthcare Holding GmbH, 3.50%, 9/30/24(16)	EUR	124	146,489

			$24,146,832

Ecological Services and Equipment — 0.5%

Clean Harbors, Inc.:

4.875%, 7/15/27(1)		551	$582,236

5.125%, 7/15/29(1)		332	353,435

Covanta Holding Corp.:

5.00%, 9/1/30		841	850,461

5.875%, 7/1/25		860	893,235

GFL Environmental, Inc.:

3.50%, 9/1/28(1)		1,499	1,455,904

3.75%, 8/1/25(1)		776	789,095

8.50%, 5/1/27(1)		2,822	3,113,019

Waste Pro USA, Inc., 5.50%, 2/15/26(1)		446	457,888

			$8,495,273

Electric Utilities — 0.8%

Consolidated Edison Co. of New York, Inc., 4.125%, 5/15/49		400	$445,878

ContourGlobal Power Holdings S.A., 4.125%, 8/1/25(16)	EUR	200	240,373

Drax Finco PLC, 6.625%, 11/1/25(1)		635	657,622

Duquesne Light Holdings, Inc., 2.532%, 10/1/30(1)		992	952,783

Edison International, 3.55%, 11/15/24		614	660,396

EDP - Energias de Portugal S.A., 4.496% to 1/30/24, 4/30/79(16)(17)	EUR	300	384,999

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

FirstEnergy Corp., Series B, 4.40% to 7/15/21, 7/15/27(20)		1,630	$1,754,098

Liberty Utilities Finance GP 1, 2.05%, 9/15/30(1)		526	493,869

Orano S.A., 4.875%, 9/23/24	EUR	200	266,262

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		705	717,778

Pike Corp., 5.50%, 9/1/28(1)		752	767,040

Southern California Edison Co., 4.00%, 4/1/47		845	871,844

Southern Co. (The), 4.40%, 7/1/46		971	1,083,817

TenneT Holding B.V., 2.995% to 3/1/24(16)(17)(18)	EUR	350	432,738

Virginia Electric & Power Co., 4.00%, 1/15/43		410	456,519

WESCO Distribution, Inc.:

7.125%, 6/15/25(1)		1,024	1,121,101

7.25%, 6/15/28(1)		915	1,022,787

			$12,329,904

Electronics / Electrical — 0.7%

Electricite de France S.A., 2.875% to 12/15/26(16)(17)(18)	EUR	200	$244,632

Energizer Holdings, Inc., 4.375%, 3/31/29(1)		707	710,535

Engie Energia Chile S.A., 3.40%, 1/28/30(1)		960	995,486

Entegris, Inc.:

4.375%, 4/15/28(1)		727	751,464

4.625%, 2/10/26(1)		517	535,741

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		1,249	1,323,159

Jabil, Inc., 3.00%, 1/15/31		1,040	1,034,144

LogMeIn, Inc., 5.50%, 9/1/27(1)		662	693,862

Open Text Corp., 3.875%, 2/15/28(1)		1,009	1,017,476

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883	896,713

RWE AG, 6.625% to 3/30/26, 7/30/75(16)(17)		266	308,447

Sensata Technologies, Inc.:

3.75%, 2/15/31(1)		680	671,289

4.375%, 2/15/30(1)		627	657,958

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517	551,277

Verisure Holding AB, 3.25%, 2/15/27(16)	EUR	100	118,389

			$10,510,572

Energy — 0.5%

Empresa Electrica Cochrane SpA, 5.50%, 5/14/27(1)		2,013	$2,107,442

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,988	2,086,157

New Fortress Energy, Inc., 6.50%, 9/30/26(1)(3)		2,374	2,397,740

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Energy (continued)

Sunoco, L.P./Sunoco Finance Corp.:

4.50%, 5/15/29(1)		884	$882,343

5.50%, 2/15/26		412	424,273

			$7,897,955

Engineering & Construction — 0.2%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,060	$1,106,375

Dycom Industries, Inc., 4.50%, 4/15/29(1)(3)		975	979,875

VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,684	1,727,666

			$3,813,916

Entertainment — 0.7%

Caesars Entertainment, Inc.:

6.25%, 7/1/25(1)		2,521	$2,690,588

8.125%, 7/1/27(1)		2,032	2,243,430

CPUK Finance, Ltd.:

4.25%, 8/28/22(16)	GBP	52	71,988

4.875%, 8/28/25(16)	GBP	135	188,437

Gamma Bidco SpA:

5.125%, 7/15/25(3)(16)	EUR	100	117,587

6.25%, 7/15/25(16)	EUR	100	122,379

Live Nation Entertainment, Inc.:

3.75%, 1/15/28(1)		431	425,882

4.75%, 10/15/27(1)		1,226	1,237,114

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(16)	GBP	450	634,427

Powdr Corp., 6.00%, 8/1/25(1)		1,207	1,276,523

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,345	1,348,362

			$10,356,717

Equipment Leasing — 0.1%

Ashtead Capital, Inc.:

4.125%, 8/15/25(1)		1,425	$1,465,370

4.25%, 11/1/29(1)		526	565,245

			$2,030,615

Financial Intermediaries — 1.9%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(1)		765	$558,450

10.00%, 12/19/22(1)		200	161,874

CIT Group, Inc., 6.125%, 3/9/28		650	780,689

Citigroup, Inc., 3.98% to 3/20/29, 3/20/30(17)		1,700	1,883,940

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

FCE Bank PLC, 1.875%, 6/24/21(16)	EUR	100	$117,764

Ford Motor Credit Co., LLC:

1.429%, (3 mo. USD LIBOR + 1.24%), 2/15/23(2)		479	474,412

1.463%, (3 mo. USD LIBOR + 1.27%), 3/28/22(2)		230	228,538

2.90%, 2/16/28		420	404,040

3.087%, 1/9/23		439	446,948

3.339%, 3/28/22		530	537,955

3.37%, 11/17/23		1,030	1,057,038

3.813%, 10/12/21		466	471,820

3.815%, 11/2/27		1,984	2,010,040

4.00%, 11/13/30		995	988,274

4.125%, 8/17/27		2,739	2,831,441

4.25%, 9/20/22		500	518,020

4.271%, 1/9/27		476	494,743

5.125%, 6/16/25		938	1,014,213

5.584%, 3/18/24		257	277,724

5.596%, 1/7/22		1,127	1,160,618

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27		1,614	1,670,490

6.25%, 2/1/22		606	607,515

6.25%, 5/15/26		1,615	1,695,492

6.375%, 12/15/25		820	848,700

JPMorgan Chase & Co.:

Series S, 6.75% to 2/1/24(17)(18)		3,325	3,641,817

Series HH, 4.60% to 2/1/25(17)(18)		1,674	1,694,925

1.04% to 2/4/26, 2/4/27(17)		1,515	1,478,326

MSCI, Inc., 3.625%, 9/1/30(1)		520	529,656

Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(17)		1,011	1,093,067

			$29,678,529

Financial Services — 0.5%

Banco BTG Pactual S.A./Cayman Islands, 4.50%, 1/10/25(1)		1,100	$1,125,834

Bank of America Corp., 1.922% to 10/24/30, 10/24/31(17)		1,819	1,713,276

Brookfield Finance, Inc., 4.70%, 9/20/47		1,050	1,199,264

Carlyle Finance Subsidiary, LLC, 3.50%, 9/19/29(1)		1,000	1,046,291

Debt and Asset Trading Corp., 1.00%, 10/10/25(16)		2,600	2,275,000

Nordea Bank Abp, 4.625% to 9/13/28, 9/13/33(1)(17)		1,000	1,091,337

			$8,451,002

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 1.0%

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)		436	$445,810

JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28(1)		650	713,375

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)		1,478	1,638,732

Kraft Heinz Foods Co.:

3.875%, 5/15/27		1,261	1,374,435

4.25%, 3/1/31		1,261	1,389,946

4.375%, 6/1/46		3,059	3,205,102

4.625%, 10/1/39		425	460,601

4.875%, 10/1/49		600	674,579

5.50%, 6/1/50		1,261	1,547,368

Post Holdings, Inc.:

4.50%, 9/15/31(1)		1,405	1,391,301

4.625%, 4/15/30(1)		1,158	1,162,342

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/1/29(1)		830	838,317

Smithfield Foods, Inc., 2.65%, 10/3/21(1)		550	554,282

Tesco PLC, 6.125%, 2/24/22	GBP	200	289,658

			$15,685,848

Food Service — 0.5%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(1)		663	$671,115

4.00%, 10/15/30(1)		2,705	2,613,706

4.375%, 1/15/28(1)		1,014	1,020,500

5.75%, 4/15/25(1)		372	395,834

IRB Holding Corp.:

6.75%, 2/15/26(1)		448	464,240

7.00%, 6/15/25(1)		451	486,280

US Foods, Inc., 4.75%, 2/15/29(1)		1,457	1,458,821

			$7,110,496

Food / Drug Retailers — 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

4.875%, 2/15/30(1)		1,042	$1,072,218

5.875%, 2/15/28(1)		1,004	1,072,212

Casino Guichard Perrachon S.A.:

4.048% to 8/5/21, 8/5/26(16)(20)	EUR	200	228,838

5.25%, 4/15/27(3)(16)	EUR	100	117,493

			$2,490,761

Security		Principal Amount* (000’s omitted)	Value

Health Care — 3.9%

Amgen, Inc., 3.375%, 2/21/50		700	$700,990

Anthem, Inc., 3.125%, 5/15/50		500	478,018

Avantor Funding, Inc.:

2.625%, 11/1/25(16)	EUR	217	261,045

4.625%, 7/15/28(1)		1,630	1,704,344

Baxter International, Inc., 3.95%, 4/1/30(1)		1,000	1,126,591

Centene Corp.:

2.50%, 3/1/31		1,992	1,904,890

3.00%, 10/15/30		2,345	2,344,039

3.375%, 2/15/30		2,311	2,336,271

4.25%, 12/15/27		1,795	1,890,362

4.625%, 12/15/29		1,758	1,904,969

5.375%, 6/1/26(1)		2,690	2,816,295

CHS/Community Health Systems, Inc.:

4.75%, 2/15/31(1)		856	837,296

6.00%, 1/15/29(1)		609	644,779

6.875%, 4/15/29(1)		1,605	1,682,233

8.125%, 6/30/24(1)		365	383,816

Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28(3)(16)	EUR	115	136,714

DaVita, Inc., 4.625%, 6/1/30(1)		687	700,816

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		1,115	1,092,003

Encompass Health Corp.:

4.50%, 2/1/28		998	1,023,758

4.625%, 4/1/31		787	815,529

4.75%, 2/1/30		1,098	1,131,369

Gilead Sciences, Inc., 2.60%, 10/1/40		750	690,739

Grifols S.A., 3.20%, 5/1/25(16)	EUR	250	295,339

HCA, Inc.:

5.375%, 9/1/26		1,610	1,818,294

5.625%, 9/1/28		1,990	2,292,032

5.875%, 2/15/26		2,705	3,103,987

5.875%, 2/1/29		1,076	1,255,375

IQVIA, Inc.:

2.25%, 1/15/28(16)	EUR	250	294,596

5.00%, 10/15/26(1)		850	884,531

5.00%, 5/15/27(1)		577	610,328

Legacy LifePoint Health, LLC:

4.375%, 2/15/27(1)		1,408	1,383,360

6.75%, 4/15/25(1)		731	778,515

LifePoint Health, Inc., 5.375%, 1/15/29(1)		2,298	2,266,403

ModivCare, Inc., 5.875%, 11/15/25(1)		1,122	1,183,009

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)		1,511	1,558,219

4.375%, 6/15/28(1)		609	627,246

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)		3,709	$3,620,911

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		1,485	1,610,297

STERIS Irish FinCo UnLtd Co., 3.75%, 3/15/51(3)		750	756,857

Synlab Bondco PLC, 4.75%, (3 mo. EURIBOR + 4.75%), 7/1/25(2)(16)	EUR	100	119,044

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		2,575	2,281,913

Tenet Healthcare Corp.:

4.625%, 9/1/24(1)		268	275,957

4.625%, 6/15/28(1)		377	386,889

4.875%, 1/1/26(1)		1,607	1,672,887

5.125%, 11/1/27(1)		1,607	1,684,457

6.125%, 10/1/28(1)		276	288,420

6.75%, 6/15/23		456	494,714

Thermo Fisher Scientific, Inc., 4.10%, 8/15/47		400	465,768

UnitedHealth Group, Inc., 3.75%, 10/15/47		650	712,837

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		1,034	1,074,068

Varex Imaging Corp., 7.875%, 10/15/27(1)		1,273	1,419,395

			$61,822,514

Home Furnishings — 0.1%

Harman International Industries, Inc., 4.15%, 5/15/25		940	$1,032,841

			$1,032,841

Homebuilders / Real Estate — 0.0%(11)

M/I Homes, Inc., 4.95%, 2/1/28		459	$476,213

			$476,213

Industrial Equipment — 0.0%(11)

Vertical Midco GmbH, 4.75%, (3 mo. EURIBOR + 4.75%), 7/15/27(2)(16)	EUR	115	$137,629

			$137,629

Insurance — 0.9%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		3,898	$4,155,502

AmWINS Group, Inc., 7.75%, 7/1/26(1)		1,557	1,671,533

AssuredPartners, Inc., 5.625%, 1/15/29(1)		450	459,112

Athene Holding, Ltd., 3.50%, 1/15/31		1,000	1,028,834

Galaxy Finco, Ltd., 9.25%, 7/31/27(16)	GBP	575	844,764

GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		820	882,525

Hub International, Ltd., 7.00%, 5/1/26(1)		2,498	2,596,459

MetLife, Inc., 4.05%, 3/1/45		300	340,874

Security		Principal Amount* (000’s omitted)	Value

Insurance (continued)

NFP Corp., 6.875%, 8/15/28(1)		1,476	$1,533,195

Radian Group, Inc., 4.875%, 3/15/27		1,032	1,088,760

			$14,601,558

Internet Software & Services — 1.0%

Arches Buyer, Inc.:

4.25%, 6/1/28(1)		1,268	$1,268,095

6.125%, 12/1/28(1)		886	914,241

Cars.com, Inc., 6.375%, 11/1/28(1)		1,152	1,203,840

CDK Global, Inc., 5.25%, 5/15/29(1)		531	570,167

Endure Digital, Inc., 6.00%, 2/15/29(1)		1,334	1,305,519

Expedia Group, Inc., 6.25%, 5/1/25(1)		214	247,665

Netflix, Inc.:

3.00%, 6/15/25(16)	EUR	100	127,594

3.625%, 6/15/30(16)	EUR	350	481,347

4.875%, 4/15/28		1,665	1,886,245

4.875%, 6/15/30(1)		1,300	1,498,627

5.375%, 11/15/29(1)		1,000	1,183,800

5.50%, 2/15/22		1,825	1,901,422

5.875%, 11/15/28		1,810	2,191,581

Science Applications International Corp., 4.875%, 4/1/28(1)		362	374,840

United Group B.V., 4.00%, 11/15/27(16)	EUR	100	116,251

			$15,271,234

Leisure Goods / Activities / Movies — 1.7%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)		1,576	$1,677,455

Carnival Corp.:

5.75%, 3/1/27(1)		1,316	1,352,190

7.625%, 3/1/26(1)		539	579,721

7.625%, 3/1/26(16)	EUR	133	169,141

11.50%, 4/1/23(1)		531	609,431

Carnival PLC, 1.00%, 10/28/29	EUR	220	199,164

Cinemark USA, Inc.:

4.875%, 6/1/23		2,730	2,718,602

5.875%, 3/15/26(1)		414	424,946

8.75%, 5/1/25(1)		303	333,111

Explorer II AS, 3.375%, 2/24/25	EUR	400	431,554

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(16)(19)	EUR	209	219,361

Life Time, Inc.:

5.75%, 1/15/26(1)		1,059	1,090,823

8.00%, 4/15/26(1)		1,293	1,335,022

Motion Finco S.a.r.l., 7.00%, 5/15/25(16)	EUR	100	124,013

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

National CineMedia, LLC:

5.75%, 8/15/26		1,186	$1,036,042

5.875%, 4/15/28(1)		1,559	1,453,767

NCL Corp., Ltd.:

3.625%, 12/15/24(1)		1,065	1,007,091

5.875%, 3/15/26(1)		662	669,613

10.25%, 2/1/26(1)		955	1,122,889

NCL Finance, Ltd., 6.125%, 3/15/28(1)		343	350,074

Playtika Holding Corp., 4.25%, 3/15/29(1)		1,382	1,364,138

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		692	639,100

5.50%, 4/1/28(1)		1,772	1,783,075

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		3,081	3,017,454

6.25%, 5/15/25(1)		1,690	1,679,615

7.00%, 2/15/29(1)		658	679,188

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		422	427,402

WMG Acquisition Corp., 3.625%, 10/15/26(16)	EUR	165	199,617

			$26,693,599

Lodging and Casinos — 1.6%

Accor S.A., 4.375% to 1/30/24(16)(17)(18)	EUR	300	$364,360

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)		3,279	3,295,395

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)		2,831	2,703,605

MGM Growth Properties Operating Partnership, L.P./ MGP Finance Co-Issuer, Inc.:

4.50%, 9/1/26		895	938,935

5.625%, 5/1/24		480	516,117

5.75%, 2/1/27		573	632,592

MGM Resorts International:

4.75%, 10/15/28		1,637	1,693,878

5.75%, 6/15/25		948	1,035,097

7.75%, 3/15/22		2,300	2,427,132

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)		531	571,821

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)		3,930	4,114,219

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		1,108	1,109,906

4.125%, 8/15/30(1)		1,108	1,119,025

4.25%, 12/1/26(1)		1,653	1,693,763

4.625%, 12/1/29(1)		1,574	1,635,465

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)		1,562	$1,637,569

			$25,488,879

Machinery — 0.1%

Flowserve Corp., 3.50%, 10/1/30		244	$248,472

nVent Finance S.a.r.l., 4.55%, 4/15/28		1,500	1,590,247

Sofima Holding SpA, 3.75%, 1/15/28(16)	EUR	221	261,247

			$2,099,966

Manufacturing — 0.2%

Novelis Corp.:

4.75%, 1/30/30(1)		1,068	$1,102,790

5.875%, 9/30/26(1)		1,530	1,598,850

			$2,701,640

Media — 0.4%

Banijay Group S.A.S., 6.50%, 3/1/26(16)	EUR	150	$179,787

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		433	436,248

Discovery Communications, LLC, 4.65%, 5/15/50		300	331,626

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(1)		127	122,396

6.25%, 6/15/25(1)		807	854,916

Scripps Escrow, Inc., 5.875%, 7/15/27(1)		1,036	1,073,555

Scripps Escrow II, Inc., 5.375%, 1/15/31(1)		756	751,747

Tele Columbus AG, 3.875%, 5/2/25(16)	EUR	300	359,115

Telenet Finance Luxembourg S.a.r.l., 3.50%, 3/1/28(16)	EUR	200	243,393

Urban One, Inc., 7.375%, 2/1/28(1)		1,960	2,031,697

			$6,384,480

Metals / Mining — 0.9%

Arconic Corp., 6.125%, 2/15/28(1)		648	$691,335

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(1)		2,808	3,057,210

9.875%, 10/17/25(1)		293	343,630

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		3,005	3,220,428

Constellium N.V.:

4.25%, 2/15/26(16)	EUR	150	179,636

5.875%, 2/15/26(1)		837	864,098

Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,821	2,194,050

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)		757	$787,704

6.125%, 4/1/29(1)		920	984,400

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)		1,185	1,329,422

Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(16)	EUR	124	150,131

			$13,802,044

Nonferrous Metals / Minerals — 0.4%

Eldorado Gold Corp., 9.50%, 6/1/24(1)		419	$457,278

First Quantum Minerals, Ltd.:

7.25%, 4/1/23(1)		1,332	1,357,341

7.50%, 4/1/25(1)		1,615	1,669,506

New Gold, Inc.:

6.375%, 5/15/25(1)		671	692,388

7.50%, 7/15/27(1)		1,979	2,055,835

			$6,232,348

Oil and Gas — 4.8%

Aethon III BR, LLC, 1.50%, 10/1/25(12)		2,366	$2,347,545

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		573	594,129

AmeriGas Partners, L.P./AmeriGas Finance Corp.:

5.50%, 5/20/25		880	959,200

5.625%, 5/20/24		216	240,408

Apache Corp.:

4.25%, 1/15/30		1,529	1,492,189

4.375%, 10/15/28		767	765,850

4.625%, 11/15/25		605	624,088

4.875%, 11/15/27		755	775,008

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)		756	769,362

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)		1,197	1,198,496

Buckeye Partners, L.P., 4.50%, 3/1/28(1)		921	925,605

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)		2,055	1,832,803

CNX Resources Corp., 6.00%, 1/15/29(1)		1,311	1,364,823

Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)		1,376	1,352,209

Continental Resources, Inc.:

4.375%, 1/15/28		1,220	1,284,355

4.90%, 6/1/44		47	47,089

5.75%, 1/15/31(1)		1,458	1,649,523

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)		3,677	3,758,243

CVR Energy, Inc., 5.75%, 2/15/28(1)		2,832	2,766,510

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Double Eagle III Midco 1, LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(1)	1,097	$1,173,346

Endeavor Energy Resources, L.P./EER Finance, Inc.:

5.50%, 1/30/26(1)	1,045	1,087,114

5.75%, 1/30/28(1)	250	264,455

6.625%, 7/15/25(1)	707	756,702

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(17)(18)	300	245,310

EQT Corp.:

5.00%, 1/15/29	335	359,288

7.625% to 8/1/21, 2/1/25(20)	407	468,978

8.50% to 8/1/21, 2/1/30(20)	594	758,271

Gran Tierra Energy, Inc., 7.75%, 5/23/27(1)	405	329,265

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	1,436	1,292,400

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)	700	707,438

6.00%, 2/1/31(1)	560	569,450

Laredo Petroleum, Inc.:

9.50%, 1/15/25	414	398,897

10.125%, 1/15/28	622	597,437

Matador Resources Co., 5.875%, 9/15/26	1,543	1,504,425

MEG Energy Corp.:

5.875%, 2/1/29(1)	722	725,610

7.125%, 2/1/27(1)	1,550	1,626,531

Nabors Industries, Ltd.:

7.25%, 1/15/26(1)	617	513,267

7.50%, 1/15/28(1)	665	548,209

National Fuel Gas Co., 2.95%, 3/1/31	915	882,236

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	3,225	3,245,156

Nine Energy Service, Inc., 8.75%, 11/1/23(1)	500	150,938

NOV, Inc., 3.60%, 12/1/29	248	249,862

Occidental Petroleum Corp.:

2.90%, 8/15/24	97	96,058

3.40%, 4/15/26	455	442,374

3.45%, 7/15/24	244	244,610

3.50%, 8/15/29	599	562,790

4.20%, 3/15/48	931	757,694

4.40%, 8/15/49	748	626,932

4.625%, 6/15/45	499	437,922

6.125%, 1/1/31	1,203	1,330,608

6.20%, 3/15/40	480	494,400

6.45%, 9/15/36	615	679,735

6.625%, 9/1/30	1,511	1,700,328

8.50%, 7/15/27	1,965	2,332,209

8.875%, 7/15/30	1,685	2,127,312

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Ovintiv, Inc.:

6.50%, 8/15/34		49	$59,406

6.50%, 2/1/38		1,615	1,954,325

6.625%, 8/15/37		114	137,382

8.125%, 9/15/30		248	327,871

Patterson-UTI Energy, Inc., 3.95%, 2/1/28		1,310	1,229,840

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)		2,538	2,594,788

Petrobras Global Finance B.V., 6.90%, 3/19/49		683	749,087

Petroleos Mexicanos, 6.75%, 9/21/47		1,747	1,488,898

Precision Drilling Corp.:

5.25%, 11/15/24		303	280,843

7.125%, 1/15/26(1)		500	486,418

7.75%, 12/15/23		216	217,215

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(1)		1,953	1,429,352

8.875%, 11/15/24(1)		441	442,103

Shell International Finance B.V.:

2.375%, 11/7/29		500	504,956

3.75%, 9/12/46		400	428,157

Southwestern Energy Co.:

7.50%, 4/1/26		98	103,833

8.375%, 9/15/28		1,007	1,107,071

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

5.875%, 4/15/26		985	1,033,019

6.50%, 7/15/27		566	616,476

TechnipFMC PLC, 6.50%, 2/1/26(1)		856	896,273

Tervita Corp., 11.00%, 12/1/25(1)		1,072	1,219,400

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)		768	673,878

Transocean Pontus, Ltd., 6.125%, 8/1/25(1)		526	497,701

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		386	357,507

Williams Cos., Inc. (The), 5.75%, 6/24/44		790	970,232

			$74,841,023

Packaging & Containers — 0.3%

ARD Finance S.A., 6.50%, (6.50% cash or 7.25% PIK), 6/30/27(1)(19)		1,933	$2,032,066

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(16)	EUR	350	411,155

Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	903	1,063,951

Smurfit Kappa Treasury ULC, 1.50%, 9/15/27(16)	EUR	145	179,009

Trivium Packaging Finance B.V., 3.75%, 8/15/26(16)	EUR	280	337,327

			$4,023,508

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals — 0.4%

AstraZeneca PLC, 0.70%, 4/8/26		2,000	$1,927,202

CVS Health Corp., 4.78%, 3/25/38		1,080	1,276,864

Diocle SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(2)(16)	EUR	126	148,409

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		1,169	1,272,749

Owens & Minor, Inc., 4.50%, 3/31/29(1)		1,120	1,127,000

Rossini S.a.r.l., 3.875%, (3 mo. EURIBOR + 3.875%), 10/30/25(2)(16)	EUR	300	353,085

			$6,105,309

Pipelines — 1.2%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)		1,874	$1,877,926

7.875%, 5/15/26(1)		879	947,030

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(1)		2,706	2,756,737

4.50%, 10/1/29		1,722	1,788,314

Cheniere Energy, Inc., 4.625%, 10/15/28(1)		1,122	1,166,644

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)		1,060	1,043,437

EnLink Midstream, LLC:

5.375%, 6/1/29		653	611,779

5.625%, 1/15/28(1)		304	294,532

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)		871	850,388

4.75%, 1/15/31(1)		871	845,959

6.00%, 7/1/25(1)		699	753,173

6.50%, 7/1/27(1)		702	764,243

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27		1,085	1,100,619

Kinder Morgan, Inc., 5.05%, 2/15/46		500	566,444

Magellan Midstream Partners, L.P., 4.20%, 10/3/47		300	300,092

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(17)(18)		1,954	1,592,627

TransCanada PipeLines, Ltd., 4.75%, 5/15/38		390	448,496

Western Midstream Operating, L.P.:

4.50%, 3/1/28		148	154,382

4.75%, 8/15/28		150	157,125

5.30% to 8/1/21, 2/1/30(20)		1,187	1,290,524

			$19,310,471

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Private Equity — 0.0%(11)

KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)		400	$405,639

			$405,639

Publishing — 0.1%

Nielsen Finance, LLC/Nielsen Finance Co.:

5.625%, 10/1/28(1)		447	$470,747

5.875%, 10/1/30(1)		447	485,274

			$956,021

Radio and Television — 1.3%

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)		1,517	$1,503,157

Clear Channel Worldwide Holdings, Inc.:

5.125%, 8/15/27(1)		740	745,180

9.25%, 2/15/24		786	819,150

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		2,646	1,908,428

Entercom Media Corp., 6.75%, 3/31/29(1)		1,627	1,692,609

iHeartCommunications, Inc.:

6.375%, 5/1/26		179	190,334

8.375%, 5/1/27		2,130	2,287,622

Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)		1,312	1,377,187

Sirius XM Radio, Inc.:

4.625%, 7/15/24(1)		1,595	1,645,003

5.00%, 8/1/27(1)		1,609	1,690,279

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		3,987	4,297,687

Townsquare Media, Inc., 6.875%, 2/1/26(1)		1,590	1,696,331

			$19,852,967

Real Estate Investment Trusts (REITs) — 0.8%

ADLER Group S.A.:

2.25%, 1/14/29(16)	EUR	300	$338,169

3.25%, 8/5/25(16)	EUR	100	122,559

American Assets Trust, L.P., 3.375%, 2/1/31		1,000	984,664

Consus Real Estate AG, 9.625%, 5/15/24(16)	EUR	250	310,119

Diversified Healthcare Trust, 4.375%, 3/1/31		1,191	1,164,000

Flamingo LUX II SCA, 5.00%, 3/31/29(16)	EUR	165	193,548

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)		905	874,456

6.00%, 4/15/25(1)		716	756,275

Newmark Group, Inc., 6.125%, 11/15/23		2,126	2,337,650

Service Properties Trust:

3.95%, 1/15/28		1,626	1,503,034

4.75%, 10/1/26		995	972,613

Security		Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) (continued)

Service Properties Trust: (continued)

4.95%, 10/1/29		158	$150,791

5.50%, 12/15/27		307	324,988

7.50%, 9/15/25		993	1,129,289

Uniti Group, L.P./Uniti Fiber Holdings, Inc./CSL Capital, LLC, 7.125%, 12/15/24(1)		1,172	1,207,892

WP Carey, Inc., 3.85%, 7/15/29		159	171,223

			$12,541,270

Retail — 0.3%

Carvana Co., 5.50%, 4/15/27(1)		304	$306,356

Dufry One B.V.:

2.00%, 2/15/27(16)	EUR	100	110,352

2.50%, 10/15/24(16)	EUR	200	230,803

eG Global Finance PLC, 6.25%, 10/30/25(16)	EUR	300	359,356

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		895	890,525

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		957	957,837

Penske Automotive Group, Inc., 3.50%, 9/1/25		1,110	1,135,441

Stonegate Pub Co. Financing 2019 PLC, 8.25%, 7/31/25(16)	GBP	100	146,025

Walmart, Inc., 2.95%, 9/24/49		500	493,246

			$4,629,941

Retailers (Except Food and Drug) — 1.0%

Academy, Ltd., 6.00%, 11/15/27(1)		578	$609,790

Asbury Automotive Group, Inc.:

4.50%, 3/1/28		312	319,928

4.75%, 3/1/30		410	424,043

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)		1,000	1,061,250

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		2,331	2,495,627

L Brands, Inc.:

6.625%, 10/1/30(1)		884	1,011,009

6.75%, 7/1/36		437	516,479

6.875%, 7/1/25(1)		451	501,433

6.875%, 11/1/35		1,651	1,970,122

6.95%, 3/1/33		415	463,762

7.60%, 7/15/37		254	295,275

9.375%, 7/1/25(1)		316	393,815

Macy’s Retail Holdings, LLC., 4.30%, 2/15/43		1,252	964,822

Murphy Oil USA, Inc.:

3.75%, 2/15/31(1)		324	319,075

4.75%, 9/15/29		728	766,085

5.625%, 5/1/27		560	587,194

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Nordstrom, Inc., 5.00%, 1/15/44		775	$753,733

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)		431	441,327

7.75%, 2/15/29(1)		1,278	1,384,969

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		639	647,115

			$15,926,853

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(1)		1,544	$1,590,166

			$1,590,166

Software and Services — 0.3%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		1,337	$1,315,421

Gartner, Inc.:

3.75%, 10/1/30(1)		660	655,367

4.50%, 7/1/28(1)		908	937,510

Oracle Corp., 2.95%, 4/1/30		1,500	1,547,908

			$4,456,206

Steel — 0.5%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		225	$244,945

Allegheny Technologies, Inc.:

5.875%, 12/1/27		320	331,800

7.875%, 8/15/23		3,109	3,380,431

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,433	1,563,508

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		2,494	2,506,470

thyssenkrupp AG, 2.875%, 2/22/24(16)	EUR	100	119,639

			$8,146,793

Surface Transport — 0.4%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(16)	GBP	325	$454,373

CMA CGM S.A., 5.25%, 1/15/25(16)	EUR	185	221,373

Hertz Corp. (The):

5.50%, 10/15/24(1)(21)		681	679,723

6.00%, 1/15/28(1)(21)		364	365,593

6.25%, 10/15/22(21)		1,041	1,036,446

Moto Finance PLC, 4.50%, 10/1/22(16)	GBP	250	339,652

Stena International S.A., 6.125%, 2/1/25(1)		200	202,724

XPO Logistics, Inc., 6.125%, 9/1/23(1)		2,221	2,263,988

			$5,563,872

Security		Principal Amount* (000’s omitted)	Value

Technology — 0.6%

Dell International, LLC/EMC Corp.:

5.85%, 7/15/25(1)		504	$588,005

5.875%, 6/15/21(1)		29	29,073

6.02%, 6/15/26(1)		1,945	2,304,591

6.10%, 7/15/27(1)		1,016	1,222,343

6.20%, 7/15/30(1)		507	630,222

7.125%, 6/15/24(1)		2,440	2,514,115

International Game Technology PLC, 4.125%, 4/15/26(1)		892	918,831

Western Union Co. (The), 6.20%, 11/17/36		872	1,078,310

			$9,285,490

Telecommunications — 2.7%

Altice France Holding S.A.:

6.00%, 2/15/28(1)		719	$709,757

10.50%, 5/15/27(1)		1,599	1,801,425

AT&T, Inc., 3.55%, 9/15/55(1)		1,589	1,456,882

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		2,698	2,876,850

DKT Finance ApS, 9.375%, 6/17/23(1)		401	414,253

eircom Finance DAC, 3.50%, 5/15/26(16)	EUR	200	239,180

Hughes Satellite Systems Corp.:

5.25%, 8/1/26		1,245	1,374,001

6.625%, 8/1/26		770	855,162

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		840	856,901

Level 3 Financing, Inc., 3.75%, 7/15/29(1)		429	420,377

Lorca Telecom Bondco S.A.U., 4.00%, 9/18/27(16)	EUR	100	120,636

Lumen Technologies, Inc., 7.50%, 4/1/24		47	52,739

Matterhorn Telecom S.A., 3.125%, 9/15/26(16)	EUR	200	233,870

PLT VII Finance S.a.r.l., 4.625%, 1/5/26(16)	EUR	200	244,549

SES GLOBAL Americas Holdings GP, 5.30%, 3/25/44(1)		314	354,059

SES S.A., 5.30%, 4/4/43(1)		186	205,814

Sprint Capital Corp., 6.875%, 11/15/28		840	1,060,790

Sprint Communications, Inc., 6.00%, 11/15/22		365	391,006

Sprint Corp.:

7.25%, 9/15/21		3,265	3,351,033

7.625%, 2/15/25		1,785	2,130,844

7.625%, 3/1/26		993	1,217,631

7.875%, 9/15/23		8,650	9,897,762

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(16)	EUR	270	341,979

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(16)	EUR	150	185,712

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

T-Mobile USA, Inc.:

2.25%, 2/15/26		1,121	$1,130,461

2.625%, 2/15/29		1,064	1,034,517

2.875%, 2/15/31		638	617,425

3.875%, 4/15/30(1)		1,000	1,086,610

4.50%, 2/1/26		980	1,004,500

4.75%, 2/1/28		1,045	1,112,421

Telecom Italia Capital S.A., 6.00%, 9/30/34		1,271	1,444,682

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	340	586,840

Telecom Italia SpA:

2.50%, 7/19/23(16)	EUR	400	491,052

2.75%, 4/15/25(16)	EUR	256	315,908

3.00%, 9/30/25(16)	EUR	140	176,361

5.303%, 5/30/24(1)		1,118	1,212,583

ViaSat, Inc., 5.625%, 4/15/27(1)		796	836,429

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(16)	EUR	400	473,218

Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(16)(17)	GBP	350	524,652

			$42,840,871

Transportation — 0.3%

A.P. Moller - Maersk A/S, 4.50%, 6/20/29(1)		1,000	$1,108,170

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		716	740,612

FedEx Corp., 4.10%, 2/1/45		500	542,780

Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)		1,216	1,283,944

XPO CNW, Inc., 6.70%, 5/1/34		1,000	1,185,975

			$4,861,481

Utilities — 1.0%

AES Corp. (The), 2.45%, 1/15/31(1)		556	$532,039

Calpine Corp.:

4.50%, 2/15/28(1)		1,073	1,083,623

4.625%, 2/1/29(1)		680	663,537

5.00%, 2/1/31(1)		910	889,525

5.125%, 3/15/28(1)		1,511	1,520,164

5.25%, 6/1/26(1)		697	717,736

ENERGO-PRO AS, 4.50%, 5/4/24(16)	EUR	450	519,971

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(1)		60	63,375

4.50%, 9/15/27(1)		851	922,271

NRG Energy, Inc.:

3.375%, 2/15/29(1)		664	649,475

3.625%, 2/15/31(1)		1,107	1,081,401

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)

NRG Energy, Inc.: (continued)

5.25%, 6/15/29(1)	673	$721,668

5.75%, 1/15/28	1,455	1,548,665

7.25%, 5/15/26	1,278	1,331,037

TerraForm Power Operating, LLC:

4.25%, 1/31/23(1)	655	677,516

5.00%, 1/31/28(1)	1,497	1,618,145

Vistra Operations Co., LLC:

4.30%, 7/15/29(1)	202	213,660

5.00%, 7/31/27(1)	1,278	1,317,643

		$16,071,451

Total Corporate Bonds (identified cost $758,390,937)		$790,215,958

Exchange-Traded Funds — 0.0%(11)
Security	Shares	Value

SPDR Bloomberg Barclays High Yield Bond ETF	5,280	$574,464

Total Exchange-Traded Funds (identified cost $574,253)		$574,464

Preferred Stocks — 0.2%
Security	Shares	Value

Building and Development — 0.1%

Brookfield Property Partners, L.P., Series A, 5.75%(14)	40,000	$993,200

		$993,200

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc.(13)(14)	25,199	$1,385,971

		$1,385,971

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(12)(13)(14)	1,932	$0

		$0

Nonferrous Metals / Minerals — 0.0%(11)

ACNR Holdings, Inc., 15.00% (PIK)(13)(14)	1,803	$159,566

		$159,566

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Shares	Value

Pipelines — 0.0%(11)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(17)		31,500	$657,720

			$657,720

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(12)(13)(14)		1,136	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(12)(13)(14)		4,631	0

			$0

Telecommunications — 0.0%(11)

United States Cellular Corp., 6.25%(14)		18,950	$494,784

			$494,784

Total Preferred Stocks (identified cost $3,900,629)			$3,691,241

Senior Floating-Rate Loans — 49.0%(22)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.1%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	204	$227,435

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	796	886,996

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	1,000	1,171,894

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27		743	743,080

Dynasty Acquisition Co., Inc.:

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		353	342,866

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		657	637,731

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(23)		172	172,177

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(12)		222	178,046

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		399	402,491

TransDigm, Inc.:

Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 8/22/24		1,360	1,337,482

Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 12/9/25		5,474	5,367,183

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

WP CPP Holdings, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/30/25		6,587	$6,425,485

			$17,892,866

Air Transport — 0.2%

JetBlue Airways Corporation, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/17/24		385	$394,946

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		750	798,385

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		1,950	2,050,792

			$3,244,123

Automotive — 1.6%

Adient US, LLC, Term Loan, 4.38%, (USD LIBOR + 4.25%), 5/6/24(24)		712	$713,203

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		2,193	2,181,636

Autokiniton US Holdings, Inc., Term Loan, 6.484%, (1 mo. USD LIBOR + 6.375%), 5/22/25		827	827,658

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		1,734	1,332,414

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(24)		1,451	1,385,944

Clarios Global L.P., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	1,450	1,690,645

Dayco Products, LLC, Term Loan, 4.44%, (3 mo. USD LIBOR + 4.25%), 5/19/23		1,155	1,056,825

Garrett LX III S.a.r.l., Term Loan, 5.75%, (USD Prime + 2.50%), 9/27/25		295	295,210

Garrett Motion, Inc., DIP Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 4/30/21		31	30,935

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	960	1,124,003

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 3/31/27		4,010	4,004,979

IAA, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 6/28/26		578	576,056

Les Schwab Tire Centers, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/2/27		2,519	2,527,082

Tenneco, Inc., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 10/1/25		3,690	3,604,730

Thor Industries, Inc., Term Loan, 3.201%, (3 mo. USD LIBOR + 3.00%), 2/1/26		1,085	1,088,152

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

TI Group Automotive Systems, LLC:

Term Loan, 4.50%, (1 mo. EURIBOR + 3.75%, Floor 0.75%), 12/16/24	EUR	900	$1,059,141

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/16/24		1,338	1,337,283

			$24,835,896

Beverage and Tobacco — 0.0%(11)

City Brewing Company, LLC, Term Loan, 3/31/28(25)		775	$771,125

			$771,125

Brokerage / Securities Dealers / Investment Houses — 0.3%

Advisor Group, Inc., Term Loan, 4.615%, (1 mo. USD LIBOR + 4.50%), 7/31/26		1,160	$1,160,935

Clipper Acquisitions Corp., Term Loan, 1.853%, (1 mo. USD LIBOR + 1.75%), 3/3/28		1,237	1,232,112

Hudson River Trading, LLC, Term Loan, 3.14%, (2 mo. USD LIBOR + 3.00%), 3/17/28		1,950	1,935,375

			$4,328,422

Building and Development — 1.8%

ACProducts, Inc., Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), 8/18/25		390	$399,263

Advanced Drainage Systems, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 7/31/26		205	205,378

American Builders & Contractors Supply Co., Inc., Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 1/15/27		2,413	2,398,618

American Residential Services, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		574	573,563

APi Group DE, Inc.:

Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 10/1/26		1,506	1,503,349

Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 10/1/26		299	298,128

Beacon Roofing Supply, Inc., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 1/2/25		346	345,090

Brookfield Property REIT, Inc., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 8/27/25		999	956,693

Core & Main L.P., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 8/1/24		1,166	1,164,335

CPG International, Inc., Term Loan, 3.25%, (12 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		976	976,894

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 8/21/25		5,768	5,667,048

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		1,125	$1,116,212

LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	1,000	1,173,677

Quikrete Holdings, Inc., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 2/1/27		2,967	2,950,557

RE/MAX International, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 12/15/23		2,188	2,187,704

Realogy Group, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/8/25		333	329,715

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		1,014	1,010,113

White Cap Buyer, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		2,095	2,093,296

WireCo WorldGroup, Inc.:

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		1,331	1,301,976

Term Loan - Second Lien, 9.203%, (6 mo. USD LIBOR + 9.00%), 9/30/24		1,425	1,296,750

			$27,948,359

Business Equipment and Services — 5.0%

Adevinta ASA:

Term Loan, 11/4/27(25)		300	$300,609

Term Loan, 11/4/27(25)	EUR	2,000	2,353,095

Adtalem Global Education, Inc., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 4/11/25		413	410,729

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	1,000	1,171,051

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		1,425	1,421,239

Allied Universal Holdco, LLC, Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 7/10/26		2,740	2,736,372

Amentum Government Services Holdings, LLC, Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 1/29/27		1,017	1,009,683

AppLovin Corporation, Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 8/15/25		2,918	2,918,976

ASGN Incorporated., Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 4/2/25		313	314,022

Asplundh Tree Expert, LLC, Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 9/7/27		1,119	1,117,876

Blitz 20-487 GmbH, Term Loan, 2/12/28(25)	EUR	1,000	1,172,281

Bracket Intermediate Holding Corp., Term Loan, 4.488%, (3 mo. USD LIBOR + 4.25%), 9/5/25		926	925,092

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		578	$569,424

Camelot U.S. Acquisition 1 Co.:

Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 10/30/26		1,827	1,815,077

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		1,072	1,072,313

Cardtronics USA, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 6/29/27		546	547,240

CCC Information Services, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 4/29/24		1,914	1,914,292

Ceridian HCM Holding, Inc., Term Loan, 2.581%, (1 week USD LIBOR + 2.50%), 4/30/25		1,511	1,492,831

CM Acquisition Co., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 7/26/23		258	256,134

Coinamatic Canada, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 5/16/22		53	52,596

Constant Contact, Inc.:

Term Loan, 0.50%, 2/10/28(23)		371	368,735

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/10/28		1,379	1,372,515

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		1,960	1,965,088

EAB Global, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), 11/15/24		1,382	1,379,946

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		2,800	2,792,418

First Advantage Holdings, LLC, Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 1/31/27		821	815,677

Garda World Security Corporation, Term Loan, 4.37%, (1 mo. USD LIBOR + 4.25%), 10/30/26		859	860,263

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		2,150	2,193,000

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (2 mo. EURIBOR + 4.25%), 12/1/27	EUR	750	882,274

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		825	825,825

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 5/23/25		2,873	2,876,161

IRI Holdings, Inc., Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 12/1/25		9,932	9,938,038

Iron Mountain, Inc., Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 1/2/26		897	886,595

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Ivanti Software, Inc.:

Term Loan, 4.75%, (1 week USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		675	$673,313

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		2,500	2,515,000

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		640	629,313

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		2,266	2,220,260

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		425	410,125

LGC Group Holdings, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	1,000	1,167,448

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 4/21/27		347	344,053

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		1,993	1,944,537

Nielsen Consumer, Inc.:

Term Loan, 4.103%, (1 mo. USD LIBOR + 4.00%), 3/6/28		675	673,481

Term Loan, 3/6/28(25)	EUR	750	881,174

Packaging Coordinators Midco, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/30/27		1,100	1,100,859

PGX Holdings, Inc., Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, 9/29/23		892	852,858

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(24)		1,544	1,538,650

Rockwood Service Corporation, Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 1/23/27		495	497,269

SMG US Midco 2, Inc., Term Loan, 2.682%, (USD LIBOR + 2.50%), 1/23/25(24)		243	231,842

Sotheby’s, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 1/15/27		641	646,908

Speedster Bidco GmbH, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	1,000	1,162,753

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28		3,900	3,872,700

team.blue Finco S.a.r.l.:

Term Loan, 3/8/28(25)	EUR	54	63,280

Term Loan, 3/18/28(25)	EUR	946	1,107,404

Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 7/15/25	EUR	826	965,133

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Tempo Acquisition, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 11/2/26		847	$848,237

Vestcom Parent Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 12/19/23		822	819,163

WASH Multifamily Laundry Systems, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 5/16/22		301	300,326

West Corporation:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		340	328,036

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		1,185	1,149,262

Zephyr Bidco Limited, Term Loan, 4.80%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	775	1,057,730

			$78,728,581

Cable and Satellite Television — 1.7%

CSC Holdings, LLC:

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 7/17/25		3,913	$3,865,079

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 1/15/26		1,054	1,041,083

Term Loan, 2.606%, (1 mo. USD LIBOR + 2.50%), 4/15/27		1,344	1,331,152

Numericable Group S.A.:

Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 7/31/25		2,069	2,035,009

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	505	584,728

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	2,044,995

UPC Broadband Holding B.V.:

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 4/30/28		900	892,813

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	1,755,110

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/31/29	EUR	500	588,335

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/31/29	EUR	500	588,335

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 1/31/29		1,825	1,822,556

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 1/31/29		1,825	1,822,556

Virgin Media Bristol, LLC, Term Loan, 1/31/29(25)		1,150	1,149,590

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	1,300	1,516,974

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Virgin Media SFA Finance Limited: (continued)

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	1,500	$2,044,248

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,750	4,374,639

			$27,457,202

Chemicals and Plastics — 2.2%

Aruba Investments, Inc., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	1,000	$1,176,121

Atotech B.V., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	1,000	1,174,166

Caldic B.V., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	1,000	1,156,575

Emerald Performance Materials, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 8/12/25		1,909	1,913,764

Ferro Corporation:

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		152	151,462

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		155	154,754

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		218	216,539

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		31	30,273

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		187	183,125

Hexion, Inc.:

Term Loan, 3.74%, (3 mo. USD LIBOR + 3.50%), 7/1/26		761	762,389

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	1,075	1,262,228

Illuminate Buyer, LLC, Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 6/30/27		798	795,257

INEOS 226 Limited, Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 1/29/26	EUR	1,000	1,165,883

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	200	234,503

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		223	223,218

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	1,218	1,423,208

INEOS Styrolution Group GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 1/29/27	EUR	1,000	1,162,658

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		2,350	$2,344,713

Messer Industries GmbH, Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 3/1/26		1,556	1,545,703

Minerals Technologies, Inc., Term Loan, 3.00%, (USD LIBOR + 2.25%, Floor 0.75%), 2/14/24(24)		922	924,421

Momentive Performance Materials, Inc., Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 5/15/24		467	459,298

Orion Engineered Carbons GmbH:

Term Loan, 2.193%, (3 mo. USD LIBOR + 2.00%), 7/25/24		697	691,660

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), 7/25/24	EUR	952	1,116,864

PMHC II, Inc., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 3/31/25(24)		2,657	2,595,849

PQ Corporation:

Term Loan, 2.462%, (3 mo. USD LIBOR + 2.25%), 2/7/27		1,173	1,166,458

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 2/7/27		1,449	1,451,595

Pregis TopCo Corporation, Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 7/31/26		642	638,264

Rohm Holding GmbH, Term Loan, 5.228%, (6 mo. USD LIBOR + 5.00%), 7/31/26		943	943,762

Solenis Holdings, LLC, Term Loan, 4.00%, (2 mo. EURIBOR + 4.00%), 6/26/25	EUR	499	585,569

Starfruit Finco B.V., Term Loan, 2.86%, (1 mo. USD LIBOR + 2.75%), 10/1/25		2,912	2,871,296

Tronox Finance, LLC, Term Loan, 2.648%, (USD LIBOR + 2.50%), 3/13/28(24)		1,900	1,891,292

Univar, Inc., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 7/1/24		2,089	2,083,166

Venator Materials Corporation, Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 8/8/24		410	404,486

			$34,900,519

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (1 mo. EURIBOR + 2.50%, Floor 1.00%), 6/27/24	EUR	1,228	$1,439,628

			$1,439,628

Containers and Glass Products — 1.0%

BWAY Holding Company, Term Loan, 3.443%, (3 mo. USD LIBOR + 3.25%), 4/3/24		2,537	$2,484,911

Borrower/Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Flex Acquisition Company, Inc.:

Term Loan, 3.488%, (3 mo. USD LIBOR + 3.25%), 6/29/25		1,499	$1,476,331

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		1,457	1,441,481

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/12/25		5,015	4,917,683

Proampac PG Borrower, LLC, Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), 11/3/25(24)		350	350,175

Reynolds Consumer Products, LLC, Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 2/4/27		2,172	2,164,368

Reynolds Group Holdings, Inc., Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 2/5/26		1,372	1,358,275

TricorBraun Holdings, Inc.:

Term Loan, 0.608%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28(23)		106	104,785

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		469	465,857

Trident TPI Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/17/24		824	817,475

			$15,581,341

Drugs — 1.9%

Aenova Holding GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 3/6/25	EUR	500	$589,355

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		498	509,857

Albany Molecular Research, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/30/24		249	250,076

Alkermes, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/9/26		1,107	1,106,772

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		3,627	3,567,179

Arbor Pharmaceuticals, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 7/5/23		877	851,310

Bausch Health Companies, Inc., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 6/2/25		4,699	4,688,769

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		835	837,213

Elanco Animal Health Incorporated, Term Loan, 1.865%, (1 mo. USD LIBOR + 1.75%), 8/1/27		1,796	1,774,834

Horizon Therapeutics USA, Inc.:

Term Loan, 2.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26		654	653,652

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/26/28		1,950	1,946,749

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Mallinckrodt International Finance S.A.:

Term Loan, 5.50%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 9/24/24		3,420	$3,381,737

Term Loan, 5.75%, (6 mo. USD LIBOR + 5.00%, Floor 0.75%), 2/24/25		1,961	1,937,669

Nidda Healthcare Holding AG:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	625	728,815

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	1,000	1,165,904

PPD, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 1/13/28		6,200	6,181,109

			$30,171,000

Ecological Services and Equipment — 0.3%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		5,203	$5,183,977

US Ecology Holdings, Inc., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 11/1/26		272	271,506

			$5,455,483

Electronics / Electrical — 8.1%

Allegro Microsystems, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/30/27		42	$42,255

Applied Systems, Inc.:

Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/19/24		4,555	4,545,592

Term Loan - Second Lien, 5.703%, (3 mo. USD LIBOR + 5.50%), 9/19/25		475	478,563

Aptean, Inc.:

Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 4/23/26		736	733,106

Term Loan - Second Lien, 8.609%, (1 mo. USD LIBOR + 8.50%), 4/23/27		1,450	1,450,000

Astra Acquisition Corp., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27		769	774,956

Banff Merger Sub, Inc.:

Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 10/2/25		2,761	2,752,119

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	493	579,819

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		400	406,500

Buzz Merger Sub, Ltd.:

Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 1/29/27		569	566,404

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Buzz Merger Sub, Ltd.: (continued)

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		60	$60,239

Cambium Learning Group, Inc., Term Loan, 4.703%, (3 mo. USD LIBOR + 4.50%), 12/18/25		1,255	1,257,132

Celestica, Inc., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 6/27/25		218	217,228

CentralSquare Technologies, LLC, Term Loan, 3.949%, (3 mo. USD LIBOR + 3.75%), 8/29/25		880	844,120

Cohu, Inc., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 10/1/25		540	538,119

CommScope, Inc., Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 4/6/26		1,798	1,789,387

Concorde Midco, Ltd., Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 2/22/28	EUR	1,000	1,173,983

Cornerstone OnDemand, Inc., Term Loan, 4.361%, (1 mo. USD LIBOR + 4.25%), 4/22/27		1,459	1,462,331

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		660	659,350

Delta TopCo, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		1,400	1,400,000

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 12/1/28		1,950	1,998,750

ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		1,072	1,070,972

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		1,832	1,832,600

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		790	789,153

EXC Holdings III Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/2/24		508	508,890

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		3,016	2,960,182

Fiserv Investment Solutions, Inc., Term Loan, 4.189%, (3 mo. USD LIBOR + 4.00%), 2/18/27		521	521,497

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		3,143	3,135,143

GlobalLogic Holdings, Inc.:

Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 8/1/25		449	448,560

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/14/27		746	749,515

Go Daddy Operating Company, LLC, Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 8/10/27		1,092	1,086,803

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		7,727	7,730,241

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Informatica, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/25/27	EUR	3,465	$4,044,612

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 2/25/27		5,693	5,655,146

Term Loan - Second Lien, 7.125%, 2/25/25(26)		500	512,292

Liftoff Mobile, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 3/17/28		449	447,753

LogMeIn, Inc., Term Loan, 4.854%, (1 mo. USD LIBOR + 4.75%), 8/31/27		1,820	1,818,324

MA FinanceCo., LLC:

Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 6/21/24		521	514,972

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	988	1,178,668

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		1,778	1,791,942

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 5/17/24		371	369,975

Marcel LUX IV S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	1,500	1,761,798

Term Loan, 4.75%, (2 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		425	425,531

Mirion Technologies, Inc., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 3/6/26		441	442,687

NCR Corporation, Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), 8/28/26		929	923,982

Panther Commercial Holdings L.P, Term Loan, 4.712%, (3 mo. USD LIBOR + 4.50%), 1/7/28		550	548,854

ProQuest, LLC, Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 10/23/26		1,510	1,502,038

Rackspace Hosting, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		1,350	1,341,056

RealPage, Inc., Term Loan, 2/17/28(25)		2,125	2,117,473

Recorded Books, Inc., Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 8/29/25		1,660	1,655,562

Redstone Buyer, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/27		1,521	1,531,329

Renaissance Holding Corp.:

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 5/30/25		1,713	1,674,337

Term Loan - Second Lien, 7.109%, (1 mo. USD LIBOR + 7.00%), 5/29/26		200	199,500

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26		1,546	1,249,289

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Seattle Spinco, Inc., Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 6/21/24		3,517	$3,477,734

SkillSoft Corporation:

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 12/27/24		740	760,677

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 4/27/25		2,444	2,442,491

SolarWinds Holdings, Inc., Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 2/5/24		1,161	1,141,263

Solera, LLC, Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 3/3/23		846	842,530

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27		399	399,249

SS&C European Holdings S.a.r.l., Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 4/16/25		1,030	1,021,516

SS&C Technologies, Inc., Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 4/16/25		1,380	1,368,042

SurveyMonkey, Inc., Term Loan, 3.84%, (1 week USD LIBOR + 3.75%), 10/10/25		715	714,106

Tech Data Corporation, Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 6/30/25		1,119	1,123,922

Thoughtworks, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/23/28		400	400,000

Tibco Software, Inc.:

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.75%), 6/30/26		5,084	5,039,204

Term Loan - Second Lien, 7.36%, (1 mo. USD LIBOR + 7.25%), 3/3/28		475	481,333

TTM Technologies, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/28/24		150	149,717

Uber Technologies, Inc.:

Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 4/4/25		7,693	7,668,559

Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 2/16/27		3,486	3,475,481

Ultimate Software Group, Inc. (The):

Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 5/4/26		1,699	1,699,008

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26		3,930	3,933,038

Ultra Clean Holdings, Inc., Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 8/27/25		736	738,549

Verifone Systems, Inc., Term Loan, 4.182%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,248	1,222,970

Verisure Holding AB, Term Loan, 1/15/28(25)	EUR	1,000	1,170,501

Veritas US, Inc.:

Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	995	1,172,532

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Veritas US, Inc.: (continued)

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		2,463	$2,469,824

Vero Parent, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 8/16/24		2,558	2,564,987

VS Buyer, LLC, Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 2/28/27		1,089	1,087,639

Vungle, Inc., Term Loan, 5.609%, (1 mo. USD LIBOR + 5.50%), 9/30/26		4,482	4,499,955

			$127,335,456

Equipment Leasing — 0.2%

Boels Topholding B.V., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/6/27	EUR	750	$882,411

Delos Finance S.a.r.l., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 10/6/23		2,293	2,290,888

			$3,173,299

Financial Intermediaries — 1.3%

Aretec Group, Inc., Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 10/1/25		2,354	$2,358,523

Citco Funding, LLC, Term Loan, 2.703%, (6 mo. USD LIBOR + 2.50%), 9/28/23		3,914	3,914,240

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(21)		2,694	511,953

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		267	267,417

FinCo I, LLC, Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 6/27/25		862	858,233

Focus Financial Partners, LLC, Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 7/3/24		2,977	2,945,855

Franklin Square Holdings, L.P., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 8/1/25		536	533,903

Greenhill & Co., Inc., Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 4/12/24		1,068	1,066,457

GreenSky Holdings, LLC, Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25		1,504	1,458,395

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		2,676	2,673,056

Harbourvest Partners, LLC, Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 3/3/25		986	981,896

Nets Holding A/S, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/25	EUR	1,000	1,172,293

Victory Capital Holdings, Inc., Term Loan, 2.439%, (2 mo. USD LIBOR + 2.25%), 7/1/26		1,032	1,023,855

Borrower/Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Virtus Investment Partners, Inc., Term Loan, 3.00%, (6 mo. USD LIBOR + 2.25%, Floor 0.75%), 6/1/24		440	$438,180

			$20,204,256

Food Products — 1.6%

Alphabet Holding Company, Inc., Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 9/26/24		3,801	$3,779,884

B&G Foods, Inc., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 10/10/26		227	227,175

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		386	374,420

CHG PPC Parent, LLC, Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	2,345,400

Froneri International, Ltd.:

Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 1/29/27		2,184	2,156,036

Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 1/29/27	EUR	1,275	1,479,961

H Food Holdings, LLC:

Term Loan, 3.796%, (1 mo. USD LIBOR + 3.6875%), 5/23/25		754	748,192

Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 5/23/25		464	462,644

HLF Financing S.a.r.l., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 8/18/25		1,073	1,070,297

JBS USA LUX S.A., Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 5/1/26		4,680	4,652,008

Nomad Foods Europe Midco Limited, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 5/15/24	EUR	3,000	3,529,094

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		398	398,044

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		340	340,914

Sunshine Investments B.V., Term Loan, 4.059%, (3 mo. GBP LIBOR + 4.00%), 3/28/25	GBP	750	1,033,395

Valeo F1 Company Limited (Ireland), Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 8/27/27	EUR	1,000	1,171,234

Wsof I New Finco B.V., Term Loan, 3/19/28(25)	EUR	750	877,876

			$24,646,574

Food Service — 0.3%

Aramark Services, Inc., Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 3/11/25		933	$924,335

IRB Holding Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(24)		2,217	2,201,908

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc.:

Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 6/27/23		848	$838,331

Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 9/13/26		1,699	1,669,037

			$5,633,611

Food / Drug Retailers — 0.1%

BW Gas & Convenience Holdings, LLC, Term Loan, 6.36%, (1 mo. USD LIBOR + 6.25%), 11/18/24		483	$488,227

L1R HB Finance Limited, Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	750	858,637

			$1,346,864

Forest Products — 0.1%

Clearwater Paper Corporation, Term Loan, 3.222%, (USD LIBOR + 3.00%), 7/26/26(24)		151	$151,169

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		1,050	1,052,625

Neenah, Inc., Term Loan, 3/19/28(25)		400	400,000

			$1,603,794

Health Care — 5.4%

Accelerated Health Systems, LLC, Term Loan, 3.611%, (1 mo. USD LIBOR + 3.50%), 10/31/25		562	$559,955

ADMI Corp., Term Loan, 2.865%, (1 mo. USD LIBOR + 2.75%), 4/30/25		1,799	1,777,852

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 9/29/25	EUR	1,000	1,173,250

Alliance Healthcare Services, Inc.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 10/24/23		770	722,253

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 4/24/24		548	255,292

athenahealth, Inc., Term Loan, 4.453%, (3 mo. USD LIBOR + 4.25%), 2/11/26		2,490	2,499,777

Avantor Funding, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/21/24		727	728,375

BioClinica Holding I L.P., Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 10/20/23		3,875	3,877,829

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	750	875,835

BW NHHC Holdco, Inc., Term Loan, 5.189%, (3 mo. USD LIBOR + 5.00%), 5/15/25		3,749	3,522,254

CCRR Parent, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		450	451,406

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	1,903	$2,186,842

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(24)		5,291	5,290,585

CHG Healthcare Services, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/7/23		2,583	2,579,703

CryoLife, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/1/24		532	534,120

Dedalus Finance GmbH, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 5/4/27	EUR	500	589,007

DuPage Medical Group Ltd., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/5/28		475	473,456

Elsan S.A.S., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 10/31/24	EUR	1,500	1,757,585

Ensemble RCM, LLC, Term Loan, 3.962%, (3 mo. USD LIBOR + 3.75%), 8/3/26		1,340	1,339,758

Envision Healthcare Corporation, Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 10/10/25		8,951	7,736,632

Gentiva Health Services, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 7/2/25		2,186	2,177,124

GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24		941	937,109

Greatbatch, Ltd., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 10/27/22		1,058	1,061,116

Hanger, Inc., Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 3/6/25		1,116	1,115,848

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		1,201	1,193,666

IQVIA, Inc.:

Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 3/7/24		1,503	1,496,131

Term Loan, 1.859%, (1 mo. USD LIBOR + 1.75%), 1/17/25		1,472	1,465,187

Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		1,217	1,218,916

Mehilainen Yhtiot Oy, Term Loan, 8/9/25(25)	EUR	1,000	1,171,548

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23		7,881	7,848,458

National Mentor Holdings, Inc.:

Term Loan, 0.50%, 2/18/28(23)		192	191,664

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		58	58,224

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		1,749	1,740,343

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Navicure, Inc., Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,487	$1,491,212

One Call Corporation, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 11/27/22		1,318	1,313,532

Ortho-Clinical Diagnostics S.A.:

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 6/30/25		1,954	1,953,450

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/30/25	EUR	744	873,338

Parexel International Corporation, Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 9/27/24		566	559,513

Phoenix Guarantor, Inc.:

Term Loan, 3.361%, (1 mo. USD LIBOR + 3.25%), 3/5/26		1,916	1,903,823

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 3/5/26		549	546,053

Term Loan, 3/5/26(25)		775	771,367

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		1,050	1,046,937

Radiology Partners, Inc., Term Loan, 4.79%, (USD LIBOR + 4.25%), 7/9/25(24)		597	593,115

RadNet, Inc., Term Loan, 4.52%, (USD LIBOR + 3.50%, Floor 1.00%), 6/30/23(24)		1,713	1,715,938

Select Medical Corporation, Term Loan, 2.36%, (1 mo. USD LIBOR + 2.25%), 3/6/25		2,968	2,957,139

Sound Inpatient Physicians, Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 6/27/25		486	484,578

Sunshine Luxembourg VII S.a.r.l., Term Loan, 10/1/26(25)		200	200,143

Surgery Center Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 9/3/24		1,062	1,053,539

Synlab Bondco PLC, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 7/1/27	EUR	500	584,984

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		2,328	2,172,522

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24		1,667	1,647,712

Verscend Holding Corp.:

Term Loan, 4.607%, (1 mo. USD LIBOR + 4.50%), 8/27/25		1,560	1,566,122

Term Loan, 8/27/25(25)		675	675,000

			$84,717,117

Borrower/Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.7%

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		2,480	$2,511,774

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		8,197	7,889,456

			$10,401,230

Industrial Equipment — 2.7%

AI Alpine AT Bidco GmbH:

Term Loan, 3.234%, (6 mo. USD LIBOR + 3.00%), 10/31/25		220	$215,401

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 10/31/25	EUR	750	867,065

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		1,097	1,096,336

Altra Industrial Motion Corp., Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 10/1/25		603	600,498

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/17/28		525	522,047

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		4,341	4,343,653

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		267	257,023

CPM Holdings, Inc., Term Loan, 3.615%, (1 mo. USD LIBOR + 3.50%), 11/17/25		318	310,473

Delachaux Group S.A.:

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 4/16/26	EUR	375	439,152

Term Loan, 4.744%, (6 mo. USD LIBOR + 4.50%), 4/16/26		470	468,193

DexKo Global, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	318	371,020

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	794	927,554

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24		915	914,447

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/19/25		1,069	1,062,386

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 2/4/28		413	429,149

Engineered Machinery Holdings, Inc.:

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/19/24		1,572	1,568,538

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Engineered Machinery Holdings, Inc.: (continued)

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 7/19/24		318	$317,886

EWT Holdings III Corp., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 12/20/24		1,989	1,988,731

Filtration Group Corporation:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	1,374	1,607,557

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/29/25		348	348,859

Gardner Denver, Inc., Term Loan, 2.00%, (1 mo. EURIBOR + 2.00%), 3/1/27	EUR	1,430	1,675,503

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		1,790	1,793,411

Granite Holdings US Acquisition Co., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 9/30/26		1,023	1,021,329

Harsco Corporation, Term Loan, 3/5/28(25)		400	397,667

Hayward Industries, Inc.:

Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 8/5/24		409	409,715

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/4/26		535	534,947

Hillman Group, Inc. (The):

Term Loan, 2/23/28(25)		72	71,483

Term Loan, 2/23/28(25)		353	352,055

LTI Holdings, Inc.:

Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 9/6/25		3,418	3,372,280

Term Loan, 4.859%, (1 mo. USD LIBOR + 4.75%), 7/24/26		197	195,523

Minimax Viking GmbH, Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 7/31/25	EUR	965	1,131,438

Quimper AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 2/16/26	EUR	1,875	2,195,147

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		1,019	958,663

Thermon Industries, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/30/24		238	238,194

Titan Acquisition Limited, Term Loan, 3.267%, (6 mo. USD LIBOR + 3.00%), 3/28/25		3,080	3,023,922

Vertical Midco GmbH:

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 7/29/27	EUR	1,500	1,769,944

Term Loan, 4.478%, (6 mo. USD LIBOR + 4.25%), 7/30/27		1,219	1,222,945

Welbilt, Inc., Term Loan, 2.607%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,767	1,700,620

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	1,500	$1,770,264

			$42,491,018

Insurance — 2.2%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 5/9/25		467	$461,729

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 5/9/25		2,701	2,670,138

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		3,865	3,844,950

Andromeda Investissements, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/12/26	EUR	1,250	1,464,043

AssuredPartners, Inc., Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 2/12/27		173	171,111

Asurion, LLC:

Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 11/3/23		1,787	1,784,081

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,152	3,135,684

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 7/31/27		1,110	1,103,178

Term Loan - Second Lien, 5.359%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,350	1,376,663

Financiere CEP S.A.S., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/3/27	EUR	750	883,373

FrontDoor, Inc., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 8/16/25		390	390,170

Hub International Limited:

Term Loan, 3.215%, (3 mo. USD LIBOR + 3.00%), 4/25/25		5,057	4,991,755

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/25/25		1,852	1,853,835

NFP Corp., Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 2/15/27		3,155	3,111,000

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		1,716	1,719,236

Sedgwick Claims Management Services, Inc., Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 12/31/25		1,246	1,230,246

USI, Inc.:

Term Loan, 3.203%, (3 mo. USD LIBOR + 3.00%), 5/16/24		3,136	3,104,047

Term Loan, 3.449%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,407	1,395,132

			$34,690,371

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities/Movies — 1.5%

AMC Entertainment Holdings, Inc., Term Loan, 3.195%, (3 mo. USD LIBOR + 3.00%), 4/22/26		1,838	$1,595,509

Amer Sports Oyj, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	1,550	1,803,143

Carnival Corporation, Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 6/30/25		1,290	1,335,409

ClubCorp Holdings, Inc., Term Loan, 2.953%, (3 mo. USD LIBOR + 2.75%), 9/18/24		1,930	1,819,025

Crown Finance US, Inc.:

Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 2/28/25	EUR	289	286,362

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), 9/30/26		1,506	1,280,118

Term Loan, 15.45%, (3 mo. USD LIBOR + 15.25%), 7.20% cash, 8.25% PIK, 5/23/24		249	316,858

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		1,125	1,115,449

Etraveli Holding AB, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 8/2/24	EUR	950	1,053,719

Lindblad Expeditions, Inc.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, 3/27/25		464	438,714

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, 3/27/25		1,857	1,754,855

Match Group, Inc., Term Loan, 1.948%, (3 mo. USD LIBOR + 1.75%), 2/13/27		675	670,641

Playtika Holding Corp., Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 3/13/28		2,214	2,204,608

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/24		2,174	2,142,344

SRAM, LLC, Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 3/15/24(24)		828	830,565

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		307	303,069

Travel Leaders Group, LLC, Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 1/25/24		948	892,679

UFC Holdings, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/29/26		3,101	3,094,158

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	1,081	1,129,812

			$24,067,037

Lodging and Casinos — 1.5%

Azelis Finance S.A., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 11/7/25	EUR	1,925	$2,248,513

Borrower/Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Boyd Gaming Corporation, Term Loan, 2.331%, (1 week USD LIBOR + 2.25%), 9/15/23		721	$719,928

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/18/24		2,747	2,716,410

ESH Hospitality, Inc., Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 9/18/26		1,190	1,184,148

Four Seasons Hotels Limited, Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 11/30/23		1,053	1,051,687

Golden Nugget, Inc., Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		4,249	4,191,327

GVC Holdings (Gibraltar) Limited, Term Loan, 3.00%, (6 mo. USD LIBOR + 2.00%, Floor 1.00%), 3/29/24		1,140	1,139,750

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	1,850	2,167,460

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		2,628	2,529,359

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 10/27/27	EUR	750	880,350

Stars Group Holdings B.V. (The):

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 7/10/25		1,741	1,746,276

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/10/25	EUR	582	685,893

VICI Properties 1, LLC, Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 12/20/24		2,315	2,291,143

			$23,552,244

Nonferrous Metals / Minerals — 0.1%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		594	$586,651

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		341	343,170

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	1,025	1,189,496

			$2,119,317

Oil and Gas — 1.0%

Ameriforge Group, Inc.:

Term Loan, 8.228%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(23)		50	$30,045

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		778	470,857

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25	127	$126,190

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27	217	221,029

Blackstone CQP Holdco L.P., Term Loan, 3.687%, (3 mo. USD LIBOR + 3.50%), 9/30/24	1,007	1,005,804

Buckeye Partners L.P., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 11/1/26	2,747	2,736,046

Centurion Pipeline Company, LLC:

Term Loan, 3.359%, (1 mo. USD LIBOR + 3.25%), 9/29/25	269	268,140

Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 9/28/25	224	223,315

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23	246	237,631

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24	2,278	2,288,809

Delek US Holdings, Inc.:

Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 3/31/25	1,372	1,335,988

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25	569	574,409

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(23)	409	423,686

Term Loan, 0.00%, 4/11/22(21)	2,771	1,087,593

Lealand Finance Company B.V.:

Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 6/30/24	26	20,824

Term Loan, 4.109%, (1 mo. USD LIBOR + 4.00%), 1.109% cash, 3.00% PIK, 6/30/25	216	127,798

Matador Bidco S.a.r.l., Term Loan, 4.859%, (1 mo. USD LIBOR + 4.75%), 10/15/26	1,733	1,735,026

Prairie ECI Acquiror L.P., Term Loan, 4.859%, (1 mo. USD LIBOR + 4.75%), 3/11/26	1,304	1,267,819

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24	774	757,875

RDV Resources Properties, LLC, Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), 3/29/24(12)	479	333,034

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23	102	92,532

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23	107	81,796

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Sunrise Oil & Gas Properties, LLC: (continued)

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		124	$63,616

UGI Energy Services, LLC, Term Loan, 3.859%, (1 mo. USD LIBOR + 3.75%), 8/13/26		1,056	1,058,498

			$16,568,360

Publishing — 0.4%

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		473	$474,991

Ascend Learning, LLC:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/12/24		1,182	1,180,770

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		373	373,902

Axel Springer S.E., Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), 12/18/26	EUR	1,000	1,174,606

Getty Images, Inc., Term Loan, 4.625%, (1 mo. USD LIBOR + 4.50%), 2/19/26		1,064	1,055,638

LSC Communications, Inc., Term Loan, 0.00%, 9/30/22(21)		773	63,300

Nielsen Finance, LLC, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 6/4/25	EUR	804	947,018

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23		540	523,360

			$5,793,585

Radio and Television — 1.1%

Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26		424	$419,151

Diamond Sports Group, LLC, Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 8/24/26		3,054	2,164,168

Entercom Media Corp., Term Loan, 2.609%, (1 mo. USD LIBOR + 2.50%), 11/18/24		897	880,111

Entravision Communications Corporation, Term Loan, 2.859%, (1 mo. USD LIBOR + 2.75%), 11/29/24		840	832,774

Gray Television, Inc.:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 2/7/24		278	276,875

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/2/26		637	633,548

Hubbard Radio, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25		755	751,319

iHeartCommunications, Inc., Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 5/1/26		494	488,768

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Nexstar Broadcasting, Inc.:

Term Loan, 2.36%, (1 mo. USD LIBOR + 2.25%), 1/17/24	125	$124,623

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/18/26	453	450,192

Sinclair Television Group, Inc.:

Term Loan, 2.36%, (1 mo. USD LIBOR + 2.25%), 1/3/24	413	410,765

Term Loan, 2.61%, (1 mo. USD LIBOR + 2.50%), 9/30/26	640	633,047

Terrier Media Buyer, Inc., Term Loan, 3.609%, (1 mo. USD LIBOR + 3.50%), 12/17/26	1,852	1,837,578

Univision Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/15/26	6,924	6,927,918

		$16,830,837

Retailers (Except Food and Drug) — 0.7%

Apro, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 11/14/26	667	$667,351

Ascena Retail Group, Inc., Term Loan, 0.00%, 8/21/22(21)	2,091	335,935

BJ’s Wholesale Club, Inc., Term Loan, 2.106%, (1 mo. USD LIBOR + 2.00%), 2/3/24	556	556,452

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	700	699,125

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	615	549,607

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	522	513,744

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	2,444	2,447,949

Harbor Freight Tools USA, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/19/27	1,397	1,397,286

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	2,071	2,037,821

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	1,325	1,324,447

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(12)	109	86,984

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/21(12)(21)	112	89,509

		$10,706,210

Borrower/Description		Principal Amount* (000’s omitted)	Value

Steel — 0.2%

Atkore International, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 12/22/23		357	$357,792

Neenah Foundry Company, Term Loan, 10.00%, (USD LIBOR + 9.00%, Floor 1.00%), 12/13/22(24)		676	591,801

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25		873	866,998

Zekelman Industries, Inc., Term Loan, 2.11%, (1 mo. USD LIBOR + 2.00%), 1/24/27		1,116	1,104,064

			$2,920,655

Surface Transport — 0.3%

Hertz Corporation (The):

DIP Loan, 5.796%, (1 mo. USD LIBOR + 7.25%, Floor 1.00%), 12/31/21(23)		1,017	$1,027,269

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 6/30/23		1,195	1,200,168

Kenan Advantage Group, Inc., Term Loan, 3/24/26(25)		2,250	2,243,673

			$4,471,110

Telecommunications — 2.0%

Avaya, Inc., Term Loan, 4.106%, (1 mo. USD LIBOR + 4.00%), 12/15/27		200	$200,219

CenturyLink, Inc., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 3/15/27		7,308	7,232,715

Colorado Buyer, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		914	879,269

Digicel International Finance Limited, Term Loan, 3.51%, (6 mo. USD LIBOR + 3.25%), 5/28/24		4,901	4,670,161

eircom Finco S.a.r.l., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 5/15/26	EUR	1,786	2,093,276

Gamma Infrastructure III B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/9/25	EUR	1,700	1,987,360

Global Eagle Entertainment, Inc.:

Term Loan, 11.25%, (3 mo. USD LIBOR + 10.00%, Floor 1.25%), 3/24/25		329	321,689

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 3/23/26		633	595,392

Intelsat Jackson Holdings S.A.:

DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22		444	451,753

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		1,500	1,531,094

IPC Corp., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 8/6/21(12)		1,088	895,766

Onvoy, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		816	816,255

Plantronics, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 7/2/25		1,211	1,196,632

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		1,043	$1,030,926

Zayo Group Holdings, Inc.:

Term Loan, 3.109%, (1 mo. USD LIBOR + 3.00%), 3/9/27		2,171	2,156,450

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	990	1,156,765

Ziggo Financing Partnership, Term Loan, 2.606%, (1 mo. USD LIBOR + 2.50%), 4/30/28		4,150	4,113,401

			$31,329,123

Utilities — 0.3%

Calpine Construction Finance Company L.P., Term Loan, 2.109%, (1 mo. USD LIBOR + 2.00%), 1/15/25		2,715	$2,683,584

Calpine Corporation, Term Loan, 2.61%, (1 mo. USD LIBOR + 2.50%), 12/16/27		2,027	2,018,027

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25(12)		43	34,079

			$4,735,690

Total Senior Floating-Rate Loans (identified cost $778,994,805)			$772,092,303

Sovereign Government Securities— 4.9%
Security		Principal Amount* (000’s omitted)	Value

Argentina — 0.1%

Provincia de Buenos Aires/Government Bonds:

6.50%, 2/15/23(16)		580	$213,156

7.875%, 6/15/27(16)		2,815	1,048,615

9.125%, 3/16/24(16)		326	126,325

Republic of Argentina, 0.125% to 7/9/21, 7/9/35(20)		1,711	514,049

Total Argentina			$1,902,145

Bahrain — 0.3%

Kingdom of Bahrain:

6.25%, 1/25/51(16)		900	$838,098

6.75%, 9/20/29(16)		1,040	1,135,004

7.375%, 5/14/30(16)		2,804	3,123,095

Total Bahrain			$5,096,197

Security		Principal Amount* (000’s omitted)	Value

Barbados — 0.2%

Government of Barbados, 6.50%, 10/1/29(1)		3,080	$3,141,294

Total Barbados			$3,141,294

Belarus — 0.2%

Republic of Belarus:

5.875%, 2/24/26(16)		440	$423,306

6.875%, 2/28/23(16)		2,615	2,673,424

Total Belarus			$3,096,730

Benin — 0.2%

Benin Government International Bond, 6.875%, 1/19/52(16)	EUR	2,170	$2,555,142

Total Benin			$2,555,142

Brazil — 0.1%

Federative Republic of Brazil:

3.875%, 6/12/30		371	$360,560

4.625%, 1/13/28		1,850	1,958,771

Total Brazil			$2,319,331

Croatia — 0.1%

Croatia Government International Bond, 1.75%, 3/4/41(16)	EUR	1,801	$2,164,569

Total Croatia			$2,164,569

Dominican Republic — 0.4%

Dominican Republic:

4.50%, 1/30/30(16)		2,600	$2,632,500

5.875%, 1/30/60(16)		1,770	1,701,855

6.85%, 1/27/45(16)		436	483,415

7.45%, 4/30/44(16)		868	1,025,325

Total Dominican Republic			$5,843,095

Ecuador — 0.1%

Republic of Ecuador, 0.50% to 7/31/21, 7/31/40(16)(20)		2,319	$780,887

Total Ecuador			$780,887

Egypt — 0.6%

Arab Republic of Egypt:

8.15%, 11/20/59(16)		4,807	$4,601,092

8.50%, 1/31/47(16)		3,343	3,339,490

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Egypt (continued)

Arab Republic of Egypt: (continued)

8.70%, 3/1/49(16)		1,463	$1,470,716

8.875%, 5/29/50(16)		355	363,401

Total Egypt			$9,774,699

Ivory Coast — 0.3%

Ivory Coast Government International Bond:

4.875%, 1/30/32(16)	EUR	633	$725,554

5.25%, 3/22/30(16)	EUR	709	861,185

6.625%, 3/22/48(16)	EUR	2,701	3,204,205

6.875%, 10/17/40(16)	EUR	402	495,209

Total Ivory Coast			$5,286,153

Jordan — 0.2%

Jordan Government International Bond, 7.375%, 10/10/47(16)		2,600	$2,665,897

Total Jordan			$2,665,897

Lebanon — 0.0%(11)

Lebanese Republic:

6.25%, 11/4/24(16)(21)		16	$1,927

6.25%, 6/12/25(16)(21)		287	35,135

6.40%, 5/26/23(21)		13	1,598

6.65%, 4/22/24(16)(21)		715	87,823

6.65%, 11/3/28(16)(21)		207	25,348

6.75%, 11/29/27(16)(21)		4	481

6.85%, 3/23/27(16)(21)		412	50,089

6.85%, 5/25/29(21)		8	967

7.00%, 3/20/28(16)(21)		466	56,036

7.05%, 11/2/35(16)(21)		86	10,492

7.15%, 11/20/31(16)(21)		451	54,758

8.20%, 5/17/33(21)		156	18,887

8.25%, 5/17/34(21)		129	15,614

Total Lebanon			$359,155

Macedonia — 0.0%(11)

North Macedonia Government International Bond, 1.625%, 3/10/28(16)	EUR	112	$128,588

Total Macedonia			$128,588

Pakistan — 0.1%

Islamic Republic of Pakistan:

6.00%, 4/8/26(3)(16)		445	$453,021

Security		Principal Amount* (000’s omitted)	Value

Pakistan (continued)

Islamic Republic of Pakistan: (continued)

7.375%, 4/8/31(3)(16)		1,035	$1,058,288

8.875%, 4/8/51(3)(16)		360	374,580

Total Pakistan			$1,885,889

Paraguay — 0.2%

Republic of Paraguay, 4.95%, 4/28/31(16)		2,507	$2,845,470

Total Paraguay			$2,845,470

Romania — 0.5%

Romania Government International Bond:

2.625%, 12/2/40(16)	EUR	101	$117,771

3.375%, 1/28/50(16)	EUR	3,207	3,949,305

3.624%, 5/26/30(16)	EUR	610	821,549

4.625%, 4/3/49(16)	EUR	2,528	3,657,001

Total Romania			$8,545,626

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(16)		1,120	$1,076,006

Total Seychelles			$1,076,006

Suriname — 0.2%

Republic of Suriname, 9.25%, 10/26/26(16)		4,369	$2,970,920

Total Suriname			$2,970,920

Turkey — 0.1%

Republic of Turkey:

6.75%, 5/30/40		630	$585,427

7.625%, 4/26/29		500	515,440

Total Turkey			$1,100,867

Ukraine — 0.7%

Ukraine Government International Bond:

0.00%, GDP-Linked, 5/31/40(1)(16)(27)		1,697	$1,755,377

9.75%, 11/1/28(16)		7,659	8,942,219

Total Ukraine			$10,697,596

United Arab Emirates — 0.2%

Finance Department Government of Sharjah, 4.375%, 3/10/51(16)		2,625	$2,435,514

Total United Arab Emirates			$2,435,514

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Zambia — 0.0%(11)

Republic of Zambia:

5.375%, 9/20/22(16)	402	$226,000

8.50%, 4/14/24(16)	206	119,014

8.97%, 7/30/27(16)	200	113,636

Total Zambia		$458,650

Total Sovereign Government Securities (identified cost $76,597,766)		$77,130,420

Sovereign Loans — 0.6%
Borrower	Principal Amount (000’s omitted)	Value

Kenya — 0.2%

Government of Kenya, Term Loan, 6.714%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	$4,050	$4,061,810

Total Kenya		$4,061,810

Nigeria — 0.2%

Bank of Industry Limited, Term Loan, 6.184%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(28)	$2,500	$2,499,800

Total Nigeria		$2,499,800

Tanzania — 0.2%

Government of the United Republic of Tanzania:

Term Loan, 5.456%, (6 mo. USD LIBOR + 5.20%), 5/23/23(2)	$1,214	$1,237,356

Term Loan, 5.461%, (6 mo. USD LIBOR + 5.20%), 6/23/22(2)	1,532	1,560,474

Total Tanzania		$2,797,830

Total Sovereign Loans (identified cost $9,279,375)		$9,359,440

Warrants — 0.0%(11)
Security	Shares	Value

Entertainment — 0.0%(11)

Cineworld Group PLC, Exp.11/23/25(13)(14)	78,565	$59,559

		$59,559

Security	Shares	Value

Health Care — 0.0%(11)

THAIHOT Investment Company US Limited, Exp. 10/13/27(12)(13)(14)	24	$12,104

THAIHOT Investment Company US Limited, Exp. 10/13/27(12)(13)(14)	175	88,256

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(12)(13)(14)	11,110	0

		$100,360

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(12)(13)(14)	7,886	$0

		$0

Total Warrants (identified cost $0)		$159,919

Miscellaneous — 0.0%(11)
Security	Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(12)(14)	2,257,600	$0

		$0

Oil and Gas — 0.0%(11)

Paragon Offshore Finance Company, Class A(12)(13)(14)	2,021	$0

Paragon Offshore Finance Company, Class B(13)(14)	1,011	6,824

		$6,824

Total Miscellaneous (identified cost $21,988)		$6,824

Short-Term Investments — 1.1%

Sovereign Government Securities — 0.0%(11)
Security	Principal Amount (000’s omitted)	Value

Argentina — 0.0%(11)

Provincia de Buenos Aires/Government Bonds, 9.95%, 6/9/21(16)	$172	$66,220

Total Argentina		$66,220

Total Sovereign Government Securities (identified cost $68,155)		$66,220

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

U.S. Treasury Obligations — 0.0%(11)
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 5/13/21	$265	$264,996

U.S. Treasury Bill, 0.00%, 6/3/21	235	234,996

Total U.S. Treasury Obligations (identified cost $499,972)		$499,992

Other — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(29)	16,659,394	$16,659,394

Total Other (identified cost $16,659,394)		$16,659,394

Total Short-Term Investments (identified cost $17,227,521)		$17,225,606

Total Investments — 155.2% (identified cost $2,465,340,658)		$2,445,103,718

Less Unfunded Loan Commitments — (0.1)%		$(1,780,938)

Net Investments — 155.1% (identified cost $2,463,559,720)		$2,443,322,780

Other Assets, Less Liabilities — (41.4)%		$(651,627,961)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (13.7)%		$(216,002,722)

Net Assets Applicable to Common Shares — 100.0%		$1,575,692,097

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2021, the aggregate value of these securities is $685,280,893 or 43.5% of the Fund’s net assets applicable to common shares.

(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2021.

(3)	When-issued security. For a variable rate security, interest rate will be determined after March 31, 2021.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2021.
(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2021.

(8)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 12).

(9)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(10)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2021.

(11)	Amount is less than 0.05%.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(13)	Non-income producing security.

(14)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(15)	Restricted security (see Note 7).

(16)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of these securities is $111,916,165 or 7.1% of the Fund’s net assets applicable to common shares.

(17)	Security converts to variable rate after the indicated fixed-rate coupon period.

(18)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(19)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(20)	Step coupon security. Interest rate represents the rate in effect at March 31, 2021.

(21)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(22)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(23)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2021, the total value of unfunded loan commitments is $1,787,903. See Note 1F for description.

(24)

The stated interest rate represents the weighted average interest rate at March 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(25)	This Senior Loan will settle after March 31, 2021, at which time the interest rate will be determined.
(26)	Fixed-rate loan.

(27)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(28)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(29)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2021.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	2,192,471	USD	2,576,809	4/6/21	$(5,698)

EUR	2,406,802	USD	2,828,712	4/6/21	(6,255)

EUR	7,528,791	USD	8,848,580	4/6/21	(19,567)

USD	9,145,728	EUR	7,528,791	4/6/21	316,715

USD	2,923,704	EUR	2,406,802	4/6/21	101,247

USD	2,663,342	EUR	2,192,471	4/6/21	92,231

USD	8,853,478	EUR	7,528,791	5/4/21	19,336

USD	2,830,278	EUR	2,406,802	5/4/21	6,181

USD	2,578,235	EUR	2,192,471	5/4/21	5,631

USD	2,161,559	EUR	1,803,684	6/16/21	43,213

					$553,034

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	408,087	USD	478,315	State Street Bank and Trust Company	4/1/21	$248	$—

EUR	100,600	USD	119,813	State Street Bank and Trust Company	4/1/21	—	(1,839)

EUR	102,983	USD	121,000	State Street Bank and Trust Company	4/6/21	—	(232)

GBP	100,000	USD	137,863	State Street Bank and Trust Company	4/7/21	—	(2)

EUR	416,005	USD	496,269	Bank of America, N.A.	4/9/21	—	(8,389)

USD	386,628	EUR	324,487	Bank of America, N.A.	4/9/21	6,079	—

USD	626,701	EUR	528,580	Deutsche Bank AG	4/9/21	6,797	—

USD	1,815,530	EUR	1,541,239	Goldman Sachs International	4/9/21	8,007	—

USD	631,958	EUR	530,296	State Street Bank and Trust Company	4/9/21	10,041	—

EUR	100,000	USD	117,316	State Street Bank and Trust Company	4/13/21	—	(29)

EUR	130,820	USD	157,728	Bank of America, N.A.	4/30/21	—	(4,239)

EUR	103,102	USD	125,357	Bank of America, N.A.	4/30/21	—	(4,389)

EUR	343,686	USD	407,845	Bank of America, N.A.	4/30/21	—	(4,604)

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	144,323	USD	174,469	Bank of America, N.A.	4/30/21	$—	$(5,138)

EUR	620,795	USD	741,648	Bank of America, N.A.	4/30/21	—	(13,279)

EUR	419,786	USD	508,104	Bank of America, N.A.	4/30/21	—	(15,575)

EUR	321,385	USD	393,621	Bank of America, N.A.	4/30/21	—	(16,545)

EUR	907,498	USD	1,083,891	Bank of America, N.A.	4/30/21	—	(19,138)

EUR	628,964	USD	757,956	Bank of America, N.A.	4/30/21	—	(20,003)

EUR	542,586	USD	650,401	Citibank, N.A.	4/30/21	—	(13,794)

EUR	190,629	USD	226,969	Goldman Sachs International	4/30/21	—	(3,307)

EUR	100,620	USD	122,132	State Street Bank and Trust Company	4/30/21	—	(4,076)

EUR	212,117	USD	253,220	State Street Bank and Trust Company	4/30/21	—	(4,347)

EUR	190,457	USD	230,062	State Street Bank and Trust Company	4/30/21	—	(6,602)

EUR	767,499	USD	907,879	State Street Bank and Trust Company	4/30/21	—	(7,384)

EUR	1,026,799	USD	1,214,606	State Street Bank and Trust Company	4/30/21	—	(9,879)

EUR	404,194	USD	490,081	State Street Bank and Trust Company	4/30/21	—	(15,847)

EUR	455,686	USD	552,889	State Street Bank and Trust Company	4/30/21	—	(18,240)

GBP	107,578	USD	151,698	State Street Bank and Trust Company	4/30/21	—	(3,379)

USD	9,570,745	EUR	7,885,277	Bank of America, N.A.	4/30/21	319,077	—

USD	3,669,484	EUR	3,023,265	Bank of America, N.A.	4/30/21	122,336	—

USD	359,806	EUR	301,251	Bank of America, N.A.	4/30/21	6,353	—

USD	182,771	EUR	151,591	Bank of America, N.A.	4/30/21	4,912	—

USD	122,759	EUR	100,945	Bank of America, N.A.	4/30/21	4,322	—

USD	6,223,599	EUR	5,128,000	Citibank, N.A.	4/30/21	206,999	—

USD	2,386,036	EUR	1,966,000	Citibank, N.A.	4/30/21	79,360	—

USD	85,416	EUR	71,257	Citibank, N.A.	4/30/21	1,812	—

USD	164,787	EUR	139,844	Citibank, N.A.	4/30/21	711	—

USD	6,223,637	EUR	5,127,648	Goldman Sachs International	4/30/21	207,450	—

USD	2,386,312	EUR	1,966,080	Goldman Sachs International	4/30/21	79,542	—

USD	235,583	EUR	197,864	Goldman Sachs International	4/30/21	3,433	—

USD	34,534,655	EUR	28,346,338	HSBC Bank USA, N.A.	4/30/21	1,276,354	—

USD	252,529	EUR	207,664	HSBC Bank USA, N.A.	4/30/21	8,880	—

USD	125,563	EUR	103,820	HSBC Bank USA, N.A.	4/30/21	3,752	—

USD	357,571	EUR	294,784	JPMorgan Chase Bank, N.A.	4/30/21	11,705	—

USD	6,981,869	EUR	5,753,816	State Street Bank and Trust Company	4/30/21	231,010	—

USD	2,676,892	EUR	2,206,049	State Street Bank and Trust Company	4/30/21	88,571	—

USD	417,939	EUR	346,656	State Street Bank and Trust Company	4/30/21	11,213	—

USD	1,176,911	EUR	995,000	State Street Bank and Trust Company	4/30/21	9,493	—

USD	1,147,389	EUR	970,000	State Street Bank and Trust Company	4/30/21	9,303	—

USD	253,947	EUR	209,301	State Street Bank and Trust Company	4/30/21	8,377	—

USD	121,343	EUR	99,970	State Street Bank and Trust Company	4/30/21	4,050	—

USD	107,824	EUR	88,634	State Street Bank and Trust Company	4/30/21	3,832	—

USD	118,654	EUR	98,879	State Street Bank and Trust Company	4/30/21	2,641	—

USD	112,047	EUR	94,034	State Street Bank and Trust Company	4/30/21	1,718	—

USD	127,833	EUR	108,539	State Street Bank and Trust Company	4/30/21	486	—

USD	119,473	EUR	101,429	State Street Bank and Trust Company	4/30/21	468	—

USD	120,997	EUR	102,930	State Street Bank and Trust Company	4/30/21	231	—

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	117,357	EUR	100,000	State Street Bank and Trust Company	4/30/21	$28	$—

USD	478,365	EUR	407,873	State Street Bank and Trust Company	4/30/21	—	(186)

USD	205,330	GBP	150,000	Citibank, N.A.	4/30/21	—	(1,477)

USD	2,769,215	GBP	2,023,000	Citibank, N.A.	4/30/21	—	(19,916)

USD	26,954	GBP	19,458	Goldman Sachs International	4/30/21	127	—

USD	7,055	GBP	5,093	Goldman Sachs International	4/30/21	33	—

USD	4,320,640	GBP	3,055,842	State Street Bank and Trust Company	4/30/21	107,519	—

USD	137,872	GBP	100,000	State Street Bank and Trust Company	4/30/21	1	—

USD	204,984	GBP	149,752	State Street Bank and Trust Company	4/30/21	—	(1,481)

USD	2,768,034	GBP	2,022,201	State Street Bank and Trust Company	4/30/21	—	(19,995)

USD	36,301,712	EUR	30,869,910	Standard Chartered Bank	5/4/21	79,537	—

USD	964,337	EUR	792,424	State Street Bank and Trust Company	5/28/21	34,053	—

USD	31,609,469	EUR	26,809,497	Goldman Sachs International	6/30/21	113,064	—

						$3,073,925	$(243,311)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 10-Year Treasury Note	100	Long	6/21/21	$13,093,750	$(244,384)

5-Year USD Deliverable Interest Rate Swap	(4)	Short	6/14/21	(387,375)	2,781

10-Year USD Deliverable Interest Rate Swap	(4)	Short	6/14/21	(358,625)	5,785

Euro-Bobl	(2)	Short	6/8/21	(316,817)	(563)

Euro-Bund	(30)	Short	6/8/21	(6,025,802)	(19,694)

Euro-Buxl	(25)	Short	6/8/21	(6,040,578)	36,924

U.S. 5-Year Treasury Note	(4)	Short	6/30/21	(493,594)	1,063

U.S. 10-Year Treasury Note	(209)	Short	6/21/21	(27,365,937)	659,391

U.S. Long Treasury Bond	(216)	Short	6/21/21	(33,392,250)	1,168,495

U.S. Ultra-Long Treasury Bond	(30)	Short	6/21/21	(5,436,562)	137,854

					$1,747,652

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	246	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	$9,055	$—	$9,055

EUR	207	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	7,184	3	7,187

EUR	242	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	7,885	—	7,885

EUR	1,500	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	110,171	—	110,171

EUR	260	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	23,469	(2)	23,467

EUR	681	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	80,515	—	80,515

USD	2,680	Receives	3-month USD-LIBOR (pays quarterly)	0.55% (pays semi-annually)	3/12/23	(14,637)	—	(14,637)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(6,125)	—	(6,125)

USD	461	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(13,614)	—	(13,614)

USD	800	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(21,869)	—	(21,869)

USD	260	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(7,199)	—	(7,199)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(3,269)	—	(3,269)

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(339)	—	(339)

USD	452	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	8,167	—	8,167

USD	2,240	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(78,150)	—	(78,150)

USD	5,222	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(216,979)	1,469	(215,510)

USD	800	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	12/12/29	(11,214)	—	(11,214)

USD	511	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	5/12/30	47,533	—	47,533

USD	1,850	Receives	3-month USD-LIBOR (pays quarterly)	0.66% (pays semi-annually)	6/2/30	165,178	—	165,178

USD	511	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	6/11/30	39,583	—	39,583

USD	68	Receives	3-month USD-LIBOR (pays quarterly)	0.77% (pays semi-annually)	6/12/30	5,408	—	5,408

USD	375	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/16/30	32,643	—	32,643

USD	313	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	25,981	—	25,981

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,280	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	$(195,985)	$(625)	$(196,610)

USD	128	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	13,482	—	13,482

USD	148	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	15,951	—	15,951

USD	160	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	19,235	—	19,235

USD	85	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	12,279	—	12,279

USD	88	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	9,643	—	9,643

USD	1,400	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	90,552	—	90,552

USD	92	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	12/6/49	7,610	—	7,610

USD	91	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	12/6/49	7,636	—	7,636

USD	19	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	1,040	—	1,040

USD	1,650	Receives	3-month USD-LIBOR (pays quarterly)	0.96% (pays semi-annually)	6/2/50	454,900	—	454,900

USD	316	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	89,787	—	89,787

USD	121	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	33,169	—	33,169

Total						$748,676	$845	$749,521

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	$3,750	1.00% (pays quarterly)(1)	6/20/26	0.88%	$23,722	$(24,677)	$(955)

South Africa	1,840	1.00% (pays quarterly)(1)	6/20/21	0.57	2,383	4,840	7,223

Turkey	1,996	1.00% (pays quarterly)(1)	6/20/21	3.95	(12,553)	21,212	8,659

Turkey	2,400	1.00% (pays quarterly)(1)	6/20/25	4.70	(330,806)	362,698	31,892

Total	$9,986				$(317,254)	$364,073	$46,819

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	6/20/22	4.14%	$(42,759)	$25,202	$(17,557)

Mexico	Goldman Sachs International	3,540	1.00% (pays quarterly)(1)	6/20/31	1.76	(238,823)	230,763	(8,060)

Total		$4,690				$(281,582)	$255,965	$(25,617)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2021, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $14,676,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Statement of Assets and Liabilities

Assets	March 31, 2021

Unaffiliated investments, at value (identified cost, $2,433,415,033)	$2,414,218,365

Affiliated investments, at value (identified cost, $30,144,687)	29,104,415

Cash	42,607,853

Deposits for derivatives collateral —

Financial futures contracts	1,695,344

Centrally cleared derivatives	5,863,333

OTC derivatives	3,390,000

Deposits for forward commitment securities	2,190,000

Foreign currency, at value (identified cost, $4,000,051)	4,030,724

Interest and dividends receivable	17,990,493

Interest and dividends receivable from affiliated investments	39,704

Receivable for investments sold	9,791,216

Receivable for variation margin on open financial futures contracts	25,017

Receivable for variation margin on open centrally cleared derivatives	50,363

Receivable for open forward foreign currency exchange contracts	3,073,925

Tax reclaims receivable	7,695

Prepaid upfront fees on notes payable	375,134

Prepaid expenses	24,177

Total assets	$2,534,477,758

Liabilities

Notes payable	$570,000,000

Cash collateral due to brokers	3,390,000

Payable for investments purchased	22,013,302

Payable for when-issued/delayed delivery/forward commitment securities	104,922,139

Payable for open forward foreign currency exchange contracts	243,311

Payable for open swap contracts	25,617

Upfront receipts on open non-centrally cleared swap contracts	255,965

Payable to affiliate:

Investment adviser fee	1,509,439

Accrued expenses	1,876,355

Other liabilities	38,546,811

Total liabilities	$742,782,939

Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$216,002,722

Net assets applicable to common shares	$1,575,692,097

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470

Additional paid-in capital	1,742,516,950

Accumulated loss	(167,986,323)

Net assets applicable to common shares	$1,575,692,097

Net Asset Value Per Common Share

($1,575,692,097 ÷ 116,147,018 common shares issued and outstanding)	$13.57

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Statement of Operations

Investment Income	Year Ended March 31, 2021

Interest and other income	$114,483,269

Interest from affiliated investments	39,196

Dividends (net of foreign taxes, $14,932)	2,486,108

Dividends from affiliated investment	73,873

Total investment income	$117,082,446

Expenses

Investment adviser fee	$17,628,579

Trustees’ fees and expenses	108,500

Custodian fee	620,277

Transfer and dividend disbursing agent fees	21,504

Legal and accounting services	1,203,023

Printing and postage	443,556

Interest expense and fees	8,854,421

Preferred shares service fee	226,603

Miscellaneous	190,999

Total expenses	$29,297,462

Net investment income	$87,784,984

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(15,221,440)

Investment transactions — affiliated investments	14,291

Financial futures contracts	6,289,538

Swap contracts	(668,736)

Foreign currency transactions	14,875

Forward foreign currency exchange contracts	(11,876,568)

Net realized loss	$(21,448,040)

Change in unrealized appreciation (depreciation) -

Investments	$278,177,795

Investments — affiliated investments	(21,189)

Financial futures contracts	(2,993,132)

Swap contracts	5,104,352

Foreign currency	1,127,318

Forward foreign currency exchange contracts	3,010,257

Net change in unrealized appreciation (depreciation)	$284,405,401

Net realized and unrealized gain	$262,957,361

Distributions to preferred shareholders	$(870,765)

Net increase in net assets from operations	$349,871,580

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$87,784,984	$88,499,011

Net realized loss	(21,448,040)	(21,565,589)

Net change in unrealized appreciation (depreciation)	284,405,401	(255,637,607)

Distributions to preferred shareholders	(870,765)	(6,436,406)

Net increase (decrease) in net assets from operations	$349,871,580	$(195,140,591)

Distributions to common shareholders	$(91,690,091)	$(97,429,716)

Tax return of capital to common shareholders	$(47,686,331)	$(20,691,801)

Net increase (decrease) in net assets	$210,495,158	$(313,262,108)

Net Assets Applicable to Common Shares

At beginning of year	$1,365,196,939	$1,678,459,047

At end of year	$1,575,692,097	$1,365,196,939

59	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2021

Net increase in net assets from operations	$349,871,580

Distributions to preferred shareholders	870,765

Net increase in net assets from operations excluding distributions to preferred shareholders	$350,742,345

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(1,282,899,556)

Investments sold and principal repayments	1,329,009,588

Decrease in short-term investments, net	8,016,043

Net amortization/accretion of premium (discount)	8,586,250

Amortization of prepaid upfront fees on notes payable	519,863

Decrease in interest and dividends receivable	3,099,852

Increase in interest and dividends receivable from affiliated investments	(3,777)

Increase in receivable for variation margin on open financial futures contracts	(25,017)

Decrease in receivable for variation margin on open centrally cleared derivatives	509,000

Increase in receivable for open forward foreign currency exchange contracts	(2,016,165)

Increase in tax reclaims receivable	(2,304)

Decrease in prepaid expenses	29,037

Increase in cash collateral due to brokers	3,060,000

Decrease in payable for variation margin on open financial futures contracts	(672,603)

Decrease in payable for open forward foreign currency exchange contracts	(297,094)

Increase in payable for open swap contracts	13,959

Increase in upfront receipts on open non-centrally cleared swap contracts	210,093

Decrease in payable to affiliate for investment adviser fee	(45,815)

Decrease in accrued expenses	(708,470)

Increase in other liabilities	38,546,811

Decrease in accrued interest on reverse repurchase agreements	(23,405)

Increase in unfunded loan commitments	1,475,870

Net change in unrealized (appreciation) depreciation from investments	(278,156,606)

Net realized loss from investments	15,207,149

Net cash provided by operating activities	$194,175,048

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(139,376,422)

Cash distributions paid to preferred shareholders	(939,945)

Proceeds from notes payable	293,000,000

Repayments of notes payable	(248,000,000)

Repayments of reverse repurchase agreements, net	(66,480,156)

Net cash used in financing activities	$(161,796,523)

Net increase in cash and restricted cash*	$32,378,525

Cash and restricted cash at beginning of year (including foreign currency)	$27,398,729

Cash and restricted cash at end of year (including foreign currency)	$59,777,254

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and reverse repurchase agreements	$8,897,823

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(8,483).

60	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2021

Cash	$42,607,853

Deposits for derivatives collateral —

Financial futures contracts	1,695,344

Centrally cleared derivatives	5,863,333

OTC derivatives	3,390,000

Deposits for forward commitment securities	2,190,000

Foreign currency	4,030,724

Total cash and restricted cash as shown on the Statement of Cash Flows	$59,777,254

61	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year (Common shares)	$11.750	$14.450	$14.740		$15.110	$14.510

Income (Loss) From Operations

Net investment income(1)	$0.756	$0.762	$0.826		$0.808	$0.899

Net realized and unrealized gain (loss)	2.271	(2.390)	(0.267)		(0.168)	0.834

Distributions to preferred shareholders —

From net investment income(1)	(0.007)	(0.055)	(0.066)		(0.043)	(0.018)

Discount on redemption and repurchase of auction preferred shares(1)	—	—	0.035		—	—

Total income (loss) from operations	$3.020	$(1.683)	$0.528		$0.597	$1.715

Less Distributions to Common Shareholders

From net investment income	$(0.789)	$(0.839)	$(0.818)		$(0.818)	$(0.991)

Tax return of capital	(0.411)	(0.178)	—		(0.149)	(0.124)

Total distributions to common shareholders	$(1.200)	$(1.017)	$(0.818)		$(0.967)	$(1.115)

Net asset value — End of year (Common shares)	$13.570	$11.750	$14.450		$14.740	$15.110

Market value — End of year (Common shares)	$12.630	$10.570	$12.650		$13.020	$13.830

Total Investment Return on Net Asset Value(2)	27.62%	(11.69)%	4.57	%(3)	4.72%	12.99%

Total Investment Return on Market Value(2)	32.25%	(9.33)%	3.70%		0.99%	13.85%

62	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
Ratios/Supplemental Data	2021		2020	2019	2018	2017

Net assets applicable to common shares, end of year (000’s omitted)	$1,575,692		$1,365,197	$1,678,459	$1,712,583	$1,755,135

Ratios (as a percentage of average daily net assets applicable to common shares):(4)†

Expenses excluding interest and fees	1.33%		1.29%	1.31%	1.30%	1.32%

Interest and fee expense(5)	0.58%		1.33%	1.43%	1.00%	0.73%

Total expenses	1.91%		2.62%	2.74%	2.30%	2.05%

Net investment income	5.73%		5.33%	5.71%	5.36%	6.01%

Portfolio Turnover	57	%(6)	49%	34%	43%	45%

Senior Securities:

Total notes payable outstanding (in 000’s)	$570,000		$525,000	$595,000	$663,000	$585,000

Asset coverage per $1,000 of notes payable(7)	$4,143		$4,012	$4,184	$3,985	$4,456

Total preferred shares outstanding	8,640		8,640	8,640	10,665	10,665

Asset coverage per preferred share(8)	$75,118		$71,062	$76,744	$71,059	$76,524

Involuntary liquidation preference per preferred share(9)	$25,000		$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)

Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2), and the reverse repurchase agreements (see Note 11).

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 300%, 284%, 307%, 284% and 306% at March 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(9)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.

	Year Ended March 31,
	2021	2020	2019	2018	2017

Expenses excluding interest and fees	0.88%	0.86%	0.87%	0.87%	0.87%

Interest and fee expense	0.38%	0.89%	0.95%	0.67%	0.49%

Total expenses	1.26%	1.75%	1.82%	1.54%	1.36%

Net investment income	3.79%	3.57%	3.79%	3.58%	3.99%

63	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect

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Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly,

65

Eaton Vance

Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J   Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 13. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

N  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price,

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Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at March 31, 2021 are as follows:

APS Issued and Outstanding

Series A	1,728

Series B	1,728

Series C	1,728

Series D	1,728

Series E	1,728

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

67

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Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2021, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2021	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.12%	$172,608	0.40%	0.06–3.32

Series B	0.12	176,215	0.41	0.06–3.32

Series C	0.12	174,940	0.40	0.06–3.32

Series D	0.12	177,667	0.41	0.09–3.32

Series E	0.12	169,335	0.39	0.09–3.32

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2021.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2021 and March 31, 2020 was as follows:

	Year Ended March 31,
	2021	2020

Ordinary income	$92,560,856	$103,866,122

Tax return of capital	$47,686,331	$20,691,801

During the year ended March 31, 2021, accumulated loss was decreased by $172,069 and paid-in capital was decreased by $172,069 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(138,416,954)

Net unrealized depreciation	(29,569,369)

Accumulated loss	$(167,986,323)

At March 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $138,416,954 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2021, $23,984,326 are short-term and $114,432,628 are long-term.

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Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,473,500,144

Gross unrealized appreciation	$57,689,640

Gross unrealized depreciation	(88,452,443)

Net unrealized depreciation	$(30,762,803)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the year ended March 31, 2021, the Fund’s investment adviser fee amounted to $17,628,579. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended March 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$797,061,058	$807,228,949

U.S. Government and Agency Securities	580,461,878	525,954,850

	$1,377,522,936	$1,333,183,799

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2021 and March 31, 2020.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2021 and March 31, 2020.

7  Restricted Securities

At March 31, 2021, the Fund owned the following securities (representing less than 0.05% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights

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Limited Duration Income Fund

March 31, 2021

Notes to Financial Statements — continued

(exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Extraction Oil & Gas, Inc.	1/28/21	2,089	$30,894	$74,746

Nine Point Energy Holdings, Inc.	7/15/14	29,787	1,370,397	0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	555,000	0

Total Restricted Securities			$1,956,291	$74,746

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2021 is included in the Portfolio of Investments. At March 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $524,893. At March 31, 2021, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the

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Notes to Financial Statements — continued

benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 13) at March 31, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$26,105 *	$584,554 *	$3,330,349	*	$3,941,008

Receivable for open forward foreign currency exchange contracts	—	3,073,925	—		3,073,925

Total Asset Derivatives	$26,105	$3,658,479	$3,330,349		$7,014,933

Derivatives not subject to master netting or similar agreements	$26,105	$584,554	$3,330,349		$3,941,008

Total Asset Derivatives subject to master netting or similar agreements	$—	$3,073,925	$—		$3,073,925

Accumulated loss	$(343,359)*	$(31,520)*	$(834,021	)*	$(1,208,900)

Payable for open forward foreign currency exchange contracts	—	(243,311)	—		(243,311)

Payable/receivable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(281,582)	—	—		(281,582)

Total Liability Derivatives	$(624,941)	$(274,831)	$(834,021)		$(1,733,793)

Derivatives not subject to master netting or similar agreements	$(343,359)	$(31,520)	$(834,021)		$(1,208,900)

Total Liability Derivatives subject to master netting or similar agreements	$(281,582)	$(243,311)	$—		$(524,893)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$463,079	$(111,299)	$—	$(280,000)	$71,780	$280,000

Citibank, N.A.	288,882	(35,187)	—	(250,000)	3,695	250,000

Deutsche Bank AG	6,797	(6,797)	—	—	—	—

Goldman Sachs International	411,656	(242,130)	—	(169,526)	—	1,680,000

HSBC Bank USA, N.A.	1,288,986	—	(1,288,986)	—	—	—

JPMorgan Chase Bank, N.A.	11,705	—	—	—	11,705	—

Standard Chartered Bank	79,537	—	—	(79,537)	—	1,180,000

State Street Bank and Trust Company	523,283	(93,518)	(319,614)	—	110,151	—

	$3,073,925	$(488,931)	$(1,608,600)	$(779,063)	$197,331	$3,390,000

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Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(111,299)	$111,299	$—	$—	$—	$—

Citibank, N.A.	(35,187)	35,187	—	—	—	—

Deutsche Bank AG	(42,759)	6,797	—	—	(35,962)	—

Goldman Sachs International	(242,130)	242,130	—	—	—	—

State Street Bank and Trust Company	(93,518)	93,518	—	—	—	—

	$(524,893)	$488,931	$—	$—	$(35,962)	$—

Total Deposits for derivatives collateral — OTC derivatives						$3,390,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements during the year ended March 31, 2021 is included at Note 11.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$6,289,538	$6,289,538

Swap contracts	1,673,972	—	(2,342,708)	(668,736)

Forward foreign currency exchange contracts	—	(11,876,568)	—	(11,876,568)

Total	$1,673,972	$(11,876,568)	$3,946,830	$(6,255,766)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(2,993,132)	$(2,993,132)

Swap contracts	(68,781)	—	5,173,133	5,104,352

Forward foreign currency exchange contracts	—	3,010,257	—	3,010,257

Total	$(68,781)	$3,010,257	$2,180,001	$5,121,477

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$51,416,000	$22,176,000	$203,444,000	$51,813,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Credit Agreement

The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $850 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable

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Notes to Financial Statements — continued

monthly. Under the terms of the Agreement, in effect through December 17, 2021, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 18, 2018, the Fund paid an upfront fee of $1,530,000, which is being amortized to interest expense over a period of three years through December 2021. The unamortized balance at March 31, 2021 is approximately $375,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2021, the Fund had borrowings outstanding under the Agreement of $570,000,000 at an annual interest rate of 1.01%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at March 31, 2021. Facility fees for the year ended March 31, 2021 totaled $2,154,515 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2021, the average borrowings under the Agreement and the average interest rate (excluding fees) were $570,090,411 and 1.05%, respectively.

10  Cash Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund in connection with the sale of certain securities, including certain foreign currency transactions, on a contractual settlement basis. Simultaneously with making a cash advance, the Fund grants to SSBT a security interest and a lien on any and all assets held by it for the account of the Fund. Cash advances are repayable on demand by SSBT. At March 31, 2021, the Fund owed SSBT $38,546,811 pursuant to the foregoing arrangement, which is included in other liabilities on the Statement of Assets and Liabilities. The Fund repaid the amount subsequent to year end. Based on the short-term nature of the agreement, the carrying value of other liabilities approximated its fair value at March 31, 2021. If measured at fair value, other liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 13) at March 31, 2021.

11  Reverse Repurchase Agreements

There were no reverse repurchase agreements outstanding as of March 31, 2021. For the year ended March 31, 2021, the average borrowings under settled reverse repurchase agreements and the average interest rate were $36,311,273 and 0.40%, respectively.

12  Investments in Affiliated Issuers and Funds

The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At March 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $29,104,415, which represents 1.8% of the Fund’s net assets applicable to common shares. Transactions in affiliated issuers and funds by the Fund for the year ended March 31, 2021 were as follows:

Name of affiliated security/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units, end of period

Commercial Mortgage-Backed Securities

Morgan Stanley Bank of America Merrill Lynch Trust:

Series 2015-C23, Class D, 4.145%, 7/15/50(1)	$—	$—	$—	$—	$(16,810)	$1,973,960	$6,909	$2,000,000

Series 2016-C29, Class D, 3.00%, 5/15/49(1)	—	—	—	—	(28,328)	3,034,696	8,943	3,577,365

Series 2016-C32, Class D, 3.396%, 12/15/49(1)	—	—	—	—	34,113	1,286,773	4,528	1,600,000

Morgan Stanley Capital I Trust:

Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)	—	—	—	—	(15,795)	2,560,201	12,389	4,488,667

Series 2017-CLS, Class A, 0.806%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	—	—	—	—	(558)	2,001,683	1,393	2,000,000

Series 2019-BPR, Class C, 3.156%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)	—	—	—	—	6,594	1,587,708	5,034	1,845,000

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	24,661,698	995,427,382	(1,003,443,572)	14,291	(405)	16,659,394	73,873	16,659,394

				$14,291	$(21,189)	$29,104,415	$113,069

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 4).

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Notes to Financial Statements — continued

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$122,462,599	$—	$122,462,599

Closed-End Funds	25,693,918	—	—	25,693,918

Collateralized Mortgage Obligations	—	201,271,250	—	201,271,250

Commercial Mortgage-Backed Securities	—	80,283,826	—	80,283,826

U.S. Government Agency Mortgage-Backed Securities	—	333,654,315	—	333,654,315

Common Stocks	2,942,575	5,405,937	2,161,267	10,509,779

Convertible Bonds	—	771,856	—	771,856

Convertible Preferred Stocks	—	—	0	0

Corporate Bonds	—	787,868,413	2,347,545	790,215,958

Exchange-Traded Funds	574,464	—	—	574,464

Preferred Stocks	2,145,704	1,545,537	0	3,691,241

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	768,693,947	1,617,418	770,311,365

Sovereign Government Securities	—	77,130,420	—	77,130,420

Sovereign Loans	—	9,359,440	—	9,359,440

Warrants	—	59,559	100,360	159,919

Miscellaneous	—	6,824	0	6,824

Short-Term Investments —

Sovereign Government Securities	—	66,220	—	66,220

U.S. Treasury Obligations	—	499,992	—	499,992

Other	—	16,659,394	—	16,659,394

Total Investments	$31,356,661	$2,405,739,529	$6,226,590	$2,443,322,780

Forward Foreign Currency Exchange Contracts	$—	$3,658,479	$—	$3,658,479

Futures Contracts	2,012,293	—	—	2,012,293

Swap Contracts	—	1,344,161	—	1,344,161

Total	$33,368,954	$2,410,742,169	$6,226,590	$2,450,337,713

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(274,831)	$—	$(274,831)

Futures Contracts	(264,641)	—	—	(264,641)

Swap Contracts	—	(1,194,321)	—	(1,194,321)

Total	$(264,641)	$(1,469,152)	$—	$(1,733,793)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

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Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2021 is not presented.

14  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income. For the fiscal year ended March 31, 2021, the Fund designates approximately $2,189,073, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends. For the fiscal year ended March 31, 2021, the Fund designates 96.01% of distributions from net investment income as a 163(j) interest dividend.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

The Fund held a Joint Special Meeting of Shareholders (the “Special Meeting”) with certain other Eaton Vance closed-end funds on January 7, 2021 for the following purpose: approval of a new investment advisory agreement with EVM (“Proposal 1”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	49,059,001	13,035,691	1,396,764	0

(1)	Fractional shares were voted proportionately.
(2)

All shares that were voted and votes to abstain were counted towards establishing a quorum, as were broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Abstentions and broker non-votes had the effect of a negative vote on the Proposal. Broker non-votes were not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 11, 2021. The following actions were taken by the shareholders:

Proposal 1: The election of George J. Gorman, Helen Frame Peters, Marcus L. Smith and Susan J. Sutherland as Class III Trustees of the Fund, each for a three-year term ending in 2024.

The following votes were cast by the Fund’s common and APS shareholders, voting together as a single class:

Nominees for Trustee	Number of Shares
	For	Withheld

Helen Frame Peters	68,375,889	29,260,455

Marcus L. Smith	68,349,491	29,286,853

Susan J. Sutherland	68,337,525	29,298,819

The following votes were cast by the Fund’s APS shareholders, voting separately as a single class:

Nominee for Trustee	Number of Shares
	For	Withheld

George J. Gorman	2,466	4,954

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

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Eaton Vance

Limited Duration Income Fund

March 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Limited Duration Income Fund.

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each closed-end Fund (each, a “Fund” and, collectively, the “Funds”1) managed by Eaton Vance Management (“Eaton Vance”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance, voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•

A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

[1]	References to the Funds do not include Eaton Vance Floating-Rate Income Plus Fund.

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Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

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•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;

•

Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;

•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and

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other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.

The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between each Fund and other types of accounts.

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After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Class III Trustee	Until 2024. Vice-Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2024. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2024. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2024. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

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Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

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Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

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Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

91

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

92

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856    3.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2020 and March 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/20	3/31/21
Audit Fees	$141,850	$148,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,942	$20,782
All Other Fees(3)	$0	$0

Total	$162,792	$169,482

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2020 and March 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/20	3/31/21
Registrant	$20,942	$20,782
Eaton Vance(1)	$51,903	$150,300

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kelley G. Baccei, Catherine C. McDermott, Eric A. Stein and Andrew Szczurowski comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Baccei is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Stein is a Vice President and Chief Investment Officer, Fixed Income of EVM, has been a portfolio manager of the Fund since December 2012. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mmes. Baccei and McDermott and Messrs. Stein and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei(1)
Registered Investment Companies	10	$13,099.9	0	$0
Other Pooled Investment Vehicles	1	$67.9	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,867.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Eric A. Stein(2)
Registered Investment Companies	12	$19,888.2	0	$0
Other Pooled Investment Vehicles	7	$1,747.0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(2)
Registered Investment Companies	5	$20,082.1	0	$0
Other Pooled Investment Vehicles	1	$90.6	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley G. Baccei	None
Catherine C. McDermott	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk.

Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2020	—	—	—	10,354,702
May 2020	—	—	—	10,354,702
June 2020	—	—	—	10,354,702
July 2020	—	—	—	10,354,702
August 2020	—	—	—	10,354,702
September 2020	—	—	—	10,354,702
October 2020	—	—	—	10,354,702
November 2020	—	—	—	10,354,702
December 2020	—	—	—	10,354,702
January 2021	—	—	—	10,354,702
February 2021	—	—	—	10,354,702
March 2021	—	—	—	10,354,702

Total	—	—	—

*

On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 24, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 24, 2021